                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                        EXCHANGE ACT OF 1934, AS AMENDED

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        FirstCity Financial Corporation
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                               [FIRSTCITY LOGO]

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 24, 1996

                            ------------------------

TO THE STOCKHOLDERS OF FIRSTCITY FINANCIAL CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of FIRSTCITY FINANCIAL CORPORATION (the "Company") will be held at the First City Main Building, 1021 Main, Houston, Texas 77002 at 2:00 p.m. local time on Wednesday, April 24, 1996, for the following purposes:

     1. To elect ten directors to serve until the next annual meeting of stockholders and until their successors shall have been elected and qualified;

     2. To consider and vote upon a proposal to approve the Company's 1995 Stock Option and Award Plan;

     3. To consider and vote upon a proposal to approve the Company's 1995 Employee Stock Purchase Plan;

     4. To consider and vote upon a proposal to approve the Company's 1996 Stock Option and Award Plan;

     5. To ratify the Board of Directors' appointment of independent certified public accountants for the Company and its subsidiaries for fiscal year 1996;

     6. To transact such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of record of the Company's Common Stock outstanding as of the close of business on March 11, 1996 will be entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A proxy card is enclosed in the pocket on the front of the envelope in which these materials were mailed to you. Please complete, sign and date the proxy card and return it promptly in the enclosed postage-paid return envelope. If you attend the meeting you may, if you wish, withdraw your proxy and vote in person.

     A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1995 is enclosed.

                                          By Order of the Board of Directors

Waco, Texas
March 27, 1996

IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, WHETHER OR NOT YOU ARE ABLE TO ATTEND PERSONALLY. ACCORDINGLY, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                        FIRSTCITY FINANCIAL CORPORATION

                                PROXY STATEMENT

                                  INTRODUCTION

     This Proxy Statement is furnished to stockholders of FirstCity Financial Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Stockholders to be held on Wednesday, April 24, 1996, and at any adjournments thereof. The date of this Proxy Statement is March 27, 1996, and this Proxy Statement and the form of proxy are first being mailed or given to the Company's stockholders on or about such date. The Company's principal executive offices are located at 6400 Imperial Drive, Waco, Texas 76712, where its telephone number is (817) 751-1750.

     At the Annual Meeting, the holders of shares of common stock, par value $.01 per share, of the Company (the "Common Stock") will be asked (1) to elect ten directors to serve on the Board of Directors of the Company, such directors to serve until the next annual meeting of stockholders and until their successors shall have been elected and qualified, (2) to consider and vote upon a proposal to approve the Company's 1995 Stock Option and Award Plan (the "1995 Stock Option and Award Plan"), (3) to consider and vote upon a proposal to approve the Company's 1995 Employee Stock Purchase Plan (the "1995 Employee Stock Purchase Plan"), (4) to consider and vote upon a proposal to approve the Company's 1996 Stock Option and Award Plan (the "1996 Stock Option and Award Plan") and (5) to ratify the Board of Directors' appointment of KPMG Peat Marwick LLP ("KPMG") as independent certified public accountants for the Company and its subsidiaries for fiscal year 1996.

     Only holders of record of the Common Stock outstanding as of the close of business on March 11, 1996 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. As of the close of business on the Record Date, 4,921,422 shares of Common Stock were issued and outstanding and entitled to vote at the Annual Meeting. Unless otherwise indicated, all references herein to percentages of outstanding shares of Common Stock are based on 4,921,422 shares outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting with respect to each matter to be voted on.

     The presence, in person or by proxy, of holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted in determining whether a quorum is present. Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors (and therefore abstentions and broker non-votes will have no legal effect on such election). The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote will be necessary to approve each of the other proposals presented at the Annual Meeting (and therefore abstentions will have the effect of a negative vote on such proposals). An automated system administered by the Company's transfer agent will tabulate the votes cast.

     All shares of Common Stock represented by properly executed and unrevoked proxies will be voted at the Annual Meeting in accordance with the direction on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED HEREIN AS DIRECTORS, "FOR" EACH OF THE PROPOSALS TO APPROVE THE 1995 STOCK OPTION AND AWARD PLAN, THE 1995 EMPLOYEE STOCK PURCHASE PLAN AND THE 1996 STOCK OPTION AND AWARD PLAN, AND "FOR" THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY AND ITS SUBSIDIARIES FOR FISCAL YEAR 1996. The Company does not know of any matters, other than those described above, which will come before the Annual Meeting. If any other matters are properly presented for action at the Annual Meeting, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

     A record holder of Common Stock who executes and returns a proxy has the power to revoke it at any time before it is voted. A holder who wishes to revoke a proxy can do so by executing a later dated proxy relating to the same shares and by delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, by giving written notice of the revocation to the Secretary of the Company prior to the vote at the Annual Meeting or by appearing in person at the Annual Meeting and voting in person the shares to which the proxy relates. All written notices of revocation and other communications relating to the revocation of proxies should be addressed as follows: FirstCity Financial Corporation, 6400 Imperial Drive, Waco, Texas 76712, Attention: Secretary.

     James R. Hawkins, Chairman of the Board and Chief Executive Officer of the Company, James T. Sartain, President and Chief Operating Officer of the Company, and ATARA I, LTD., a Texas limited partnership ("ATARA"), are parties to a Shareholder Voting Agreement (the "Shareholder Voting Agreement"), dated as of June 29, 1995, with Cargill Financial Services Corporation, a Delaware corporation ("Cargill"). The sole general partner of ATARA is ATARA Corp., a Texas corporation, the Chairman of the Board and President of which is Rick R. Hagelstein, the Executive Vice President and Chief Credit Officer of the Company. Under the terms of the Shareholder Voting Agreement, Messrs. Hawkins and Sartain, and ATARA, are required to vote their shares of Common Stock to elect one designee of Cargill as a director of the Company, and Cargill is required to vote its shares of Common Stock to elect one or more of the designees of Messrs. Hawkins and Sartain, and ATARA, as directors of the Company. With respect to the Board nominees for director named below under the caption "Election of Directors," (1) Messrs. Hawkins and Sartain, and ATARA, will vote their shares of Common Stock for the election of such nominees as directors, including nominee David W. MacLennan, Cargill's designee under the Shareholder Voting Agreement, and (2) Cargill will vote its shares of Common Stock for the election of such nominees as directors, which nominees are the designees of Messrs. Hawkins and Sartain, and ATARA, under the Shareholder Voting Agreement. Information pertaining to the number of shares of Common Stock owned on February 29, 1996 by each of Messrs. Hawkins and Sartain, and ATARA and Cargill, is set forth under the caption "Security Ownership of Certain Beneficial Owners and Management."

     The Company's Annual Report on Form 10-K for the year ended December 31, 1995, which includes, among other things, the Company's audited consolidated balance sheets at December 31, 1995 and 1994, and the Company's audited consolidated statements of income, statements of shareholders' equity and statements of cash flows for the three years ended December 31, 1995, 1994 and 1993, respectively, has been mailed to stockholders of record as of the Record Date.

     The Company will bear the cost of soliciting its proxies, including the expenses of distributing its proxy materials. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegram by directors, officers, employees and agents of the Company who will receive no additional compensation for doing so. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in forwarding proxy materials to the beneficial owners of the Common Stock held by them as stockholders of record.

     The Joint Plan of Reorganization by First City Bancorporation of Texas, Inc., Official Committee of Equity Security Holders, and J-Hawk Corporation, with the Participation of Cargill Financial Services Corporation, Under Chapter 11 of the United States Bankruptcy Code, Case No. 392-39474-HCA-11 (the "Plan"), became effective on July 3, 1995 (the "Effective Date"). Pursuant to the Plan, and an Agreement and Plan of Merger, dated as of July 3, 1995, between First City Bancorporation of Texas, Inc., a Delaware corporation (the "Debtor"), and J-Hawk Corporation, a Texas corporation and specialized financial services company ("J-Hawk"), on July 3, 1995, J-Hawk was merged (the "Merger") with and into the Debtor. Pursuant to the Merger and the Plan, (1) the former holders of common stock of J-Hawk received, in the aggregate, approximately 49.9 percent of the Company's outstanding Common Stock in exchange for their shares of J-Hawk common stock, (2) approximately 50.1 percent of the Company's outstanding Common Stock was distributed among former security holders of the Debtor, and (3) the name of the Debtor was changed to "FirstCity Financial Corporation." Immediately following the Merger (after giving effect to such conversion of shares of J-Hawk common stock and the distribution of the Company's securities to certain former J-Hawk stockholders in respect of certain shares of common stock of the Debtor acquired by them prior to the consummation of the Merger), approximately 50 percent of the Company's outstanding Common Stock was beneficially owned by former J-Hawk stockholders. Such former J-Hawk stockholders include James R. Hawkins, James T. Sartain and Rick R. Hagelstein, respectively the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer and a director, and the Executive Vice President and Chief Credit Officer and a director, of the Company. Information with respect to the Common Stock owned on February 29, 1996 by such persons is set forth under the caption "Security Ownership of Certain Beneficial Owners and Management."

     In connection with the consummation of the Plan, the Company entered into an Omnibus Exchange and Disbursement Agreement (the "Exchange and Disbursement Agreement") dated as of the Effective Date with FirstCity Liquidating Trust, a trust organized under the laws of Texas (the "Trust"), and American Stock Transfer & Trust Company, as the Company's Exchange and Disbursement Agent (the "Exchange and Disbursement Agent"). (Under the Plan, substantially all of the Debtor's assets were transferred to the Trust or subsidiaries of the Trust, to be liquidated pursuant to a liquidating trust agreement. Under the terms of such agreement, the Company, as the sole holder of the Trust's Class A Certificate, will receive from the Trust amounts sufficient to pay certain expenses, certain pre-Merger claims against the Debtor and its obligations under its 9% Senior Subordinated Notes due 1997 and its special preferred stock, and any amounts in excess of such sums will be paid to certain of the former security holders of the Debtor pursuant to the terms of the Trust's Class B and Class C Certificates issued to such holders.) Under the Exchange and Disbursement Agreement, (1) a global certificate, representing those shares of Common Stock (the "Common Stock Global Certificate") to be disbursed under the Plan to holders of certain Debtor securities was issued in the name of the Exchange and Disbursement Agent for purposes of facilitating such disbursement and (2) the Exchange and Disbursement Agent agreed to vote, at the request of the Company (which request has been or will be delivered by the Company to the Exchange and Disbursement Agent in connection with the Annual Meeting), any shares represented by the Common Stock Global Certificate in the same manner and to the same extent as other issued shares of Common Stock are voted.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the Common Stock owned on February 29, 1996 by: (1) each person who is known by the Company to be the beneficial owner of more than 5 percent of the Common Stock as of such date, (2) each of the Company's directors and the nominees for director named herein, (3) each of the executive officers of the Company named in the Summary Compensation Table under the caption "Executive Compensation" and (4) all directors and executive officers of the Company as a group. Except as otherwise indicated, all shares of Common Stock shown in the table are held with sole voting and investment power. The "Percent of Class" column represents the percentage that the named person or group would beneficially own if such person or group, and only such person or group, exercised all currently exercisable warrants to purchase Common Stock held by such person or group.

                                                                      SHARES            PERCENT
                                                                     BENEFICIALLY        OF
              NAME AND ADDRESS OF BENEFICIAL OWNER(1)                  OWNED            CLASS
-------------------------------------------------------------------  ---------          ----
James R. Hawkins...................................................    970,000(2)       19.7
C. Ivan Wilson.....................................................      2,664(3)        *
James T. Sartain...................................................    372,400(2)        7.6
Rick R. Hagelstein.................................................    372,400(4)        7.6
Matt A. Landry, Jr.................................................     53,065(5)        1.1
Richard E. Bean....................................................     78,633(6)        1.6
Bart A. Brown, Jr..................................................         --            --
Donald J. Douglass.................................................     19,130(7)        *
David W. MacLennan.................................................         --(8)         --
David Palmer.......................................................    114,677           2.3
Robert W. Brown....................................................        263(9)        *
All directors and executive officers as a group (19 persons).......  2,086,053          42.3
ATARA I, LTD.......................................................    372,400(2)        7.6
  P.O. Box 8216
  Waco, Texas 76714
ATARA Corp. .......................................................    372,400(10)       7.6
  P.O. Box 8216
  Waco, Texas 76714

---------------

  *  Less than 1%

 (1) The business mailing address of each of such persons (except for ATARA I, LTD. and ATARA Corp.) is 6400 Imperial Drive, Waco, Texas 76712.

 (2) Includes 506 shares that may be acquired within sixty days of February 29, 1996 through the exercise of warrants of the Company to purchase Common Stock. Each of Messrs. Hawkins and Sartain, and ATARA (as defined below), acquired warrants to purchase 506 shares of Common Stock pursuant to the exchange under the Plan of shares of common stock of the Debtor owned by such persons. Messrs. Hawkins and Sartain, and ATARA, are parties to a Shareholder Voting Agreement with Cargill regarding the Common Stock. See "Introduction." Each of Messrs. Hawkins and Sartain, and ATARA, disclaims beneficial ownership of the shares of Common Stock owned by Cargill.

 (3) Includes 676 shares that may be acquired within sixty days of February 29, 1996 through the exercise of warrants of the Company to purchase Common Stock (which warrants were acquired pursuant to the exchange under the Plan of shares of common stock of the Debtor owned by Mr. Wilson).

 (4) 371,894 of such shares of Common Stock are held of record by ATARA I, LTD., a Texas limited partnership ("ATARA"). 506 of such shares are subject to warrants of the Company to purchase Common Stock held of record by ATARA. See note (2) to this table. ATARA is principally engaged in the investment in the Company's Common Stock. The sole general partner of ATARA is ATARA Corp., a Texas corporation ("ATARA Corp."), which is also principally engaged in the investment in
                                             (Notes continued on following page)
     the Company's Common Stock. Mr. Hagelstein may be deemed to beneficially own all such 372,400 shares by virtue of being the Chairman of the Board and President of ATARA Corp., and by reason of the fact that his wife is the only other officer or director of ATARA Corp. and owns 33.33 percent of the outstanding shares of common stock of ATARA Corp.

 (5) All such shares of Common Stock are held of record by Enovest Associates, Ltd., a Texas limited partnership ("Associates"), which is principally engaged in the business of investments, including its investment in the Company's Common Stock. The sole general partner of Associates is Enovest Investments, Inc., a Texas corporation ("Investments"). Mr. Landry may be deemed to beneficially own all such shares by virtue of being a Vice President of Investments and a limited partner of Associates.

 (6) Includes 9,964 shares that may be acquired within sixty days of February 29, 1996 through the exercise of warrants of the Company to purchase Common Stock (which warrants were acquired pursuant to the exchange under the Plan of shares of common stock of the Debtor owned by Mr. Bean).

 (7) Includes 2,424 shares that may be acquired within sixty days of February 29, 1996 through the exercise of warrants of the Company to purchase Common Stock (which warrants were acquired pursuant to the exchange under the Plan of shares of common stock of the Debtor owned by Mr. Douglass).

 (8) Mr. MacLennan is an officer of certain affiliates of Cargill, which, as of February 29, 1996, was the record owner of 241,137 shares of Common Stock. Mr. MacLennan disclaims beneficial ownership of such shares. Cargill is party to a Shareholder Voting Agreement with Messrs. Hawkins and Sartain, and ATARA, regarding the Common Stock. See "Introduction."

 (9) Includes 66 shares that may be acquired within sixty days of February 29, 1996 through the exercise of warrants of the Company to purchase Common Stock (which warrants were acquired pursuant to the exchange under the Plan of shares of common stock of the Debtor owned by Mr. Brown).

(10) 371,894 of such shares of Common Stock are held of record by ATARA. 506 of such shares are subject to warrants of the Company to purchase Common Stock held of record by ATARA. See note (2) to this table. ATARA Corp. may be deemed to beneficially own all such 372,400 shares by virtue of being the sole general partner of ATARA.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10 percent of the Common Stock, to file with the Securities and Exchange Commission certain reports of beneficial ownership of the Common Stock. Based solely on copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that all applicable such Section 16(a) filing requirements were complied with by its directors, officers and 10 percent stockholders during the last fiscal year.

                             ELECTION OF DIRECTORS

     Directors of the Company are elected each year to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. The Company's Bylaws provide for a minimum of one and a maximum of twelve directors, and the exact number is set by the Board of Directors. The current Board of Directors consists of ten members, each of which has been nominated by the Board to stand for election at the Annual Meeting. The Board of Directors recommends that such ten nominees, each of which is named below, be elected to serve as directors. Each such nominee initially became a director of the Company on the Effective Date.

     Under the Company's Bylaws, nominations of persons for election to the Board of Directors also may be made at the Annual Meeting by any stockholder of the Company entitled to vote for the election of directors at the Annual Meeting who complies with the notice procedures described in this paragraph. Any such nomination must be made pursuant to notice in writing to the Secretary of the Company, and must be delivered to or mailed and received at the principal executive offices of the Company not later than the close of business on April 6, 1996. Any such notice must set forth (1) as to each person whom such stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or as otherwise required, in each case pursuant to Regulation 14A under the Exchange Act or any successor regulation thereto (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (2) as to the stockholder giving such notice, (a) the name and address, as they appear on the Company's books, of such stockholder, and (b) the class or series and number of shares of stock of the Company that are held of record, beneficially owned, and represented by proxy on the date of such stockholder nomination and on the Record Date by such stockholder on such dates.

     It is intended that the proxies received from holders of the Company's Common Stock, in the absence of contrary instructions, will be voted at the Annual Meeting for the election of the Board nominees named below. Although the Company does not contemplate that any of the nominees will be unable to serve, decline to serve, or otherwise be unavailable as a nominee at the time of the Annual Meeting, in such event the proxies will be voted in accordance with the discretionary authority granted in the proxies for such other candidate or candidates as may be nominated by the Board of Directors.

     James R. Hawkins, Chairman of the Board and Chief Executive Officer of the Company, James T. Sartain, President and Chief Operating Officer of the Company, and ATARA, are parties to a Shareholder Voting Agreement with Cargill regarding the voting of their shares of Common Stock in connection with the election of directors. See "Introduction."

     Further information concerning the Board nominees for election as directors at the Annual Meeting, including their business experience during the past five years, appears below.

     James R. Hawkins, 60, has been Chairman of the Board and Chief Executive Officer of the Company since the Effective Date, and was Chairman of the Board and Chief Executive Officer of J-Hawk from 1976 until the Merger.

     C. Ivan Wilson, 68, has been Vice Chairman of the Company since the Effective Date, and was Chairman of the Board and Chief Executive Officer of the Debtor from 1991 to the Effective Date. Prior to 1991, Mr. Wilson was the Chief Executive Officer of First City, Texas -- Corpus Christi, one of the Debtor's banking subsidiaries.

     James T. Sartain, 47, has been President and Chief Operating Officer of the Company since the Effective Date, and was President and Chief Operating Officer of J-Hawk from 1988 until the Merger.

     Rick R. Hagelstein, 49, has been Executive Vice President and Chief Credit Officer of the Company since the Effective Date, and was Executive Vice President and Chief Credit Officer of J-Hawk from 1990 until the Merger. From 1988 to 1990, Mr. Hagelstein was Executive Vice President of ASK Corporation, a manufacturer of solar energy devices. Mr. Hagelstein has also been a member of the Portfolio Committee of the Trust since the Effective Date, which committee administers the Trust.

     Matt A. Landry, Jr., 53, has been Executive Vice President and Chief Financial Officer of the Company since the Effective Date, and was Executive Vice President and Chief Financial Officer of J-Hawk from 1992 until the Merger. From 1988 to 1992, Mr. Landry was President and Chief Operating Officer and a director of AmWest Savings Association, a savings and loan association (and a predecessor to First American Bank, S.S.B., a state savings bank). From 1989 to 1992, Mr. Landry was also a director of First American Bank, a state chartered commercial bank.

     Richard E. Bean, 52, has been Executive Vice President and Chief Financial Officer of Pearce Industries, Inc. since 1976, which company, through its subsidiaries, markets a variety of oilfield equipment and machinery. Mr. Bean has also been a member of the Portfolio Committee of the Trust since the Effective Date, which committee administers the Trust. Prior to the Effective Date, Mr. Bean was Chairman of the Debtor's Official Committee of Equity Security Holders.

     Bart A. Brown, Jr., 64, has been Chairman and Chief Executive Officer of Color Tile, Inc., since August of 1995. Color Tile, Inc. operates speciality flooring and wallcovering retail stores throughout the continental United States. Prior to joining Color Tile, Mr. Brown was Chief Executive Officer of The Circle K

Corporation from 1991 to 1993, and served as Chairman of that company from June of 1990 until August of 1995. Mr. Brown currently serves on the Boards of Directors of The Circle K Corporation, Barry's Jewelers, Inc. and Spreckels Industries, Inc.

     Donald J. Douglass, 64, has been Chairman and Chief Executive Officer of Alamo Group, Inc. since 1969, which company, through its subsidiaries, designs and markets a variety of mowing equipment replacement parts and other products. Prior to the Effective Date, Mr. Douglass was a member of the Debtor's Official Committee of Equity Security Holders.

     David W. MacLennan, 36, has been with subsidiaries of Cargill, Incorporated, regarded as one of the world's largest, privately-held corporations, since 1991. From 1993 to February 1996, Mr. MacLennan was a Vice President of Cargill Financial Services Corporation, a wholly-owned subsidiary of Cargill, Incorporated engaged primarily in the investment of proprietary funds and in the proprietary trading of financial instruments and assets. Since February 1996, Mr. MacLennan has been Managing Director of Cargill Financial Markets, PLC in London.

     David Palmer, 53, has been a private investor for the past 25 years. Mr. Palmer has been a member of the Portfolio Committee of the Trust since the Effective Date, which committee administers the Trust. Prior to the Effective Date, Mr. Palmer was a member of the Debtor's Official Committee of Equity Security Holders. From 1970 to 1995, Mr. Palmer was a Professor of Philosophy at the State University of New York -- Fredonia, New York.

                       BOARD OF DIRECTORS AND COMMITTEES

     The Company's Board of Directors has the following five standing committees: an Executive Committee; an Audit Committee; a Compensation Committee; an Investment Committee; and a Nominating Committee. Members of these committees generally are elected annually at the regular meeting of the Board of Directors immediately following the annual meeting of stockholders. During 1995, the Board of Directors held two meetings. Further information concerning the Board's standing committees appears below.

EXECUTIVE COMMITTEE

     The Executive Committee presently consists of Messrs. Hawkins (Chairman), Sartain, Hagelstein, Landry and Wilson. Subject to certain limitations specified by the Company's Bylaws and the Delaware General Corporation Law, the Executive Committee is authorized to exercise the powers of the Board of Directors when the Board is not in session. During 1995, the Executive Committee held four meetings.

AUDIT COMMITTEE

     The Audit Committee presently consists of Messrs. Bean (Chairman), Palmer and Douglass. The functions of the Audit Committee include recommending to the Board of Directors which firm of independent public accountants should be engaged by the Company to perform the annual audit, consulting with the Company's independent public accountants concerning internal control and accounting matters during their annual audit, approving certain other types of professional service rendered to the Company by the independent public accountants and considering the possible effects of such services on the independence of such public accountants. During 1995, the Audit Committee held one meeting.

COMPENSATION COMMITTEE

     The Compensation Committee presently consists of Messrs. Hawkins (Chairman), MacLennan and Brown. The functions of the Compensation Committee include making recommendations to the Board of Directors regarding compensation for executive officers of the Company and its subsidiaries. A separate subcommittee of the Compensation Committee, the Stock Option Subcommittee (consisting of Messrs. MacLennan and Brown), is responsible for all recommendations, reviews, modifications and approvals with respect to the 1995 Stock Option and Award Plan, the 1995 Employee Stock Purchase Plan and the 1996 Stock Option and Award Plan. During 1995, the Compensation Committee held two meetings.

INVESTMENT COMMITTEE

     The Investment Committee presently consists of Messrs. Sartain (Chairman), Douglass, Brown, Palmer, MacLennan and Bean. The functions of the Investment Committee include providing oversight and approval of prospective investments based on thresholds of risk exposure to the Company's balance sheet. During 1995, the Investment Committee held two meetings.

NOMINATING COMMITTEE

     The Nominating Committee presently consists of Messrs. Hawkins (Chairman) and Douglass. The functions of the Nominating Committee include recommending to the Board of Directors those persons it believes should be nominees for election as directors. In this regard, the Nominating Committee considers the performance of incumbent directors in determining whether such directors should be nominated to stand for reelection. During 1995, the Nominating Committee held one meeting.

     Under the Company's Bylaws, nominations of persons for election to the Board of Directors also may be made by stockholders as described under the caption "Election of Directors."

     During 1995, each director of the Company attended all of the meetings of the Board and committees of the Board on which such director served, except as follows: (1) Mr. Brown attended one of the two Board meetings and one of the two meetings of the Investment Committee, and (2) Mr. Douglass attended one of the two Board meetings and one of the two meetings of the Investment Committee, and did not attend the meeting of the Audit Committee.

                             DIRECTOR COMPENSATION

     Directors of the Company who are not employees of the Company or any of its subsidiaries receive a retainer of $3,000 per quarter for their services as directors (from the Effective Date through December 31, 1995, each such director received an aggregate of $6,000 for such director's services as director for such period). Such directors also receive $1,000 plus expenses for each regular and special Board meeting attended, and $1,000 plus expenses for each meeting of any committee of the Board attended, in each case other than telephonic meetings. Directors who are employees of the Company do not receive directors' fees.

                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning compensation for services during each of the last three years to (1) the Company's Chief Executive Officer during 1995, (2) the Company's other four most highly compensated executive officers during 1995 serving as such at the end of 1995 and (3) one additional executive officer of the Company during 1995 who would have been one of such four most highly compensated executive officers but who was not serving as such at the end of 1995:

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                                     ANNUAL COMPENSATION(1)             AWARDS            ALL OTHER
                                                  ----------------------------        -----------         COMPENSA-
  NAME AND PRINCIPAL POSITION        YEAR          SALARY($)        BONUS($)          OPTIONS(4)(#)      TION(5)($)
-------------------------------  ------------     -----------      -----------        -----------        -----------
James R. Hawkins,..............      1995
  Chairman of the Board          07/03-12/31          155,769          225,000(2)          22,500              3,086
  and Chief Executive Officer    01/01-07/02          150,000               --                 --              3,086
                                  Total 1995          305,769          225,000(2)          22,500              6,172
                                     1994             245,000          580,000                 --              7,202
                                     1993             120,000          880,000                 --              5,444
C. Ivan Wilson,................      1995
  Vice Chairman of the Board     07/03-12/31          125,000               --             13,000             14,984
                                 01/01-07/02          125,000          500,000(3)              --             19,169
                                  Total 1995          250,000          500,000(3)          13,000             34,153
                                     1994             250,000               --                 --             31,372
                                     1993             250,000               --                 --             29,876
James T. Sartain,..............      1995
  President and Chief            07/03-12/31          155,769          225,000(2)          24,800              2,529
  Operating Officer              01/01-07/02          150,000               --                 --              2,529
                                  Total 1995          305,769          225,000(2)          24,800              5,058
                                     1994             245,000          531,000                 --              5,491
                                     1993             120,000          880,000                 --              3,908
Rick R. Hagelstein,............      1995
  Executive Vice President       07/03-12/31          155,769          225,000(2)          24,800              2,991
  and Chief Credit Officer       01/01-07/02          150,000               --                 --              2,991
                                  Total 1995          305,769          225,000(2)          24,800              5,982
                                     1994             245,000          420,000                 --              5,491
                                     1993             120,000          705,000                 --              4,476
Matt A. Landry, Jr.,...........      1995
  Executive Vice President       07/03-12/31          129,808          185,000(2)          21,300              3,003
  and Chief Financial Officer    01/01-07/02          125,000               --                 --              3,003
                                  Total 1995          254,808          185,000(2)          21,300              6,006
                                     1994             119,231          225,000                 --              5,929
                                     1993             100,000          575,000                 --              4,596
Robert W. Brown(6),............      1995
  Executive Vice President and   07/03-12/31          125,000               --                 --              3,412
  Secretary                      01/01-07/02          125,000          500,000(3)              --              1,460
                                  Total 1995          250,000          500,000(3)              --              4,872
                                     1994             250,000               --                 --              6,656
                                     1993             250,000               --                 --              4,881

---------------

(1) With respect to Messrs. Hawkins, Sartain, Hagelstein and Landry, all amounts shown for (a) the period July 3, 1995 through December 31, 1995 were for services in all capacities to the Company and its subsidiaries, (b) the period January 1, 1995 through July 2, 1995, and the years 1994 and 1993, were for services in all capacities to J-Hawk and its subsidiaries. With respect to Messrs. Wilson and Brown, all
                                             (Notes continued on following page)
    amounts shown for (a) the period July 3, 1995 through December 31, 1995 were for services in all capacities to the Company and its subsidiaries (unless otherwise indicated, with respect to Mr. Wilson, 50 percent of which amounts were paid by the Company and 50 percent of which were paid by the Trust, and with respect to Mr. Brown, all of which amounts were paid by the Trust, in each case pursuant to the terms of their respective employment agreements as described under the caption "Employment Agreements and Severance and Change-in-Control Arrangements") and (b) the period January 1, 1995 through July 2, 1995, and the years 1994 and 1993, were for services in all capacities to the Debtor and its subsidiaries.

(2) Such bonus amount was awarded under the Company's 1995 Performance Bonus Plan. See "Board Compensation Committee Report on Executive
    Compensation -- Bonus."

(3) Such bonus was paid on the Effective Date pursuant to the Plan from funds of the Debtor.

(4) Expressed in terms of the numbers of shares of the Company's Common Stock underlying options granted during the year indicated. All such options were granted under the 1995 Stock Option and Award Plan, subject to stockholder approval of such plan. See "Proposal To Approve The 1995 Stock Option and Award Plan."

(5) With respect to Messrs. Hawkins, Sartain, Hagelstein and Landry, the total amounts indicated under "All Other Compensation" for 1995 consist of (a) amounts contributed to match a portion of such employee's contributions under a 401(k) plan (Mr. Hawkins, $3,000; Mr. Sartain, $3,000; Mr. Hagelstein, $3,000; and Mr. Landry, $3,000), (b) excess premiums paid on supplemental life insurance policies (Mr. Hawkins, $1,890; Mr. Sartain, $731; Mr. Hagelstein, $1,079; and Mr. Landry, $1,890), (c) premiums paid on long term disability insurance policies (Mr. Hawkins, $732; Mr. Sartain, $732; Mr. Hagelstein, $732; and Mr. Landry, $732), and (d) personal use of a business vehicle (Mr. Hawkins, $550; Mr. Sartain, $595; Mr. Hagelstein, $1,171; and Mr. Landry, $384). One-half of such total amounts paid to or on behalf of Messrs. Hawkins, Sartain, Hagelstein and Landry were paid by the Company (with respect to the period July 3, 1995 through December 31, 1995) and one-half were paid by J. Hawk (with respect to the period January 1, 1995 through July 2, 1995). With respect to Mr. Wilson, the total amount indicated under "All Other Compensation" for 1995 consists of (a) amounts contributed to match a portion of his contributions under a 401(k) plan ($3,000), (b) excess premiums paid on supplemental life insurance policies ($5,691), (c) personal use of a business vehicle ($1,875), (d) personal use of a business apartment ($16,800) and (e) reimbursement of personal taxes paid on each of the amounts set forth in items (a) through (d) of this sentence ($6,787). $14,984 of such total amount paid to or on behalf of Mr. Wilson was paid by the Company (with respect to the period July 3, 1995 through December 31, 1995) and $19,169 of such total amount was paid by the Debtor (with respect to the period January 1, 1995 through July 2, 1995). With respect to Mr. Brown, the total amount indicated under "All Other Compensation" for 1995 consists of (a) amounts contributed to match a portion of his contributions under a 401(k) plan ($2,507), (b) excess premiums paid on supplemental life insurance policies ($1,633) and (c) premiums paid on long term disability insurance policies ($732). $3,412 of such total amount paid to or on behalf of Mr. Brown was paid by the Company (with respect to the period July 3, 1995 through December 31, 1995) and $1,460 of such total amount was paid by the Debtor (with respect to the period January 1, 1995 through July 2, 1995).

(6) After the Effective Date, Mr. Brown resigned from the Company in order to devote substantially all of his time to the Trust. See "Employment Agreements and Severance and Change-in-Control Arrangements."

                       EMPLOYMENT AGREEMENTS AND SEVERANCE AND
                           CHANGE-IN-CONTROL ARRANGEMENTS

     The Company entered into an employment agreement with C. Ivan Wilson in connection with the consummation of the Plan. Under the terms of such agreement, Mr. Wilson will serve as Vice-Chairman of the Company's Board of Directors for a term of three years, beginning on the Effective Date. Also under such terms, Mr. Wilson (1) was paid $500,000 on the Effective Date (from funds of the Debtor),
(2) will be paid an annual salary of $250,000 (50 percent of which is paid by the Company and 50 percent of which is paid by the Trust so as to reflect Mr. Wilson's obligations thereunder to assist in the administration of the Trust assets) and (3) if certain conditions with respect to the payment of certain claims and interests under the Plan (as prescribed by such agreement) are satisfied, such determination to be made by the Portfolio Committee of the Trust (which committee administers the Trust), will be paid additional, separate conditional bonuses in an aggregate amount up to $500,000 plus 1.67 percent of specified additional payments made to the holders of the Trust's Class B and Class C Certificates. Mr. Wilson may terminate his employment under such agreement upon thirty days advance notice (if such termination occurs within the three year term thereof, Mr. Wilson will forfeit any unpaid conditional bonuses and his annual salary will immediately cease). The Company may terminate Mr. Wilson's employment under such agreement for cause (as such term is defined therein), for certain additional specified reasons, for disability or for death (if Mr. Wilson's employment is terminated by the Company for reasons other than such cause or such additional specified reasons, Mr. Wilson will receive a severance payment equal to one year's annual salary; additionally, the Trust has certain rights to prevent such termination, in which case the Trust must assume all obligations of the Company to Mr. Wilson under such agreement).

     The Company also entered into an employment agreement with Robert W. Brown in connection with the consummation of the Plan, under which Mr. Brown served as Executive Vice President of the Company, on substantially the same terms as those set forth in Mr. Wilson's agreement (except that the Trust is responsible for all of Mr. Brown's annual salary). After the Effective Date, Mr. Brown resigned from the Company in order to devote substantially all of his time to the liquidating business of the Trust and, in connection therewith, entered into an employment agreement with the Trust on substantially the same terms as his employment agreement with the Company. Mr. Brown has been a member of the Portfolio Committee of the Trust since the Effective Date, which committee administers the Trust.

     Under the 1995 Stock Option and Award Plan and the 1996 Stock Option and Award Plan, each of which is subject to stockholder approval, a Change in Control (as defined therein) results in the vesting of awards thereunder, in each case as described under the respective captions "Proposal to Approve the 1995 Stock Option and Award Plan -- Awards Under the 1995 Stock Option and Award Plan -- Changes in Control" and "Proposal to Approve the 1996 Stock Option and Award Plan -- Awards Under the 1996 Stock Option and Award Plan -- Changes in Control."

                                 OPTION GRANTS

     The following table sets forth certain information with respect to grants of stock options under the 1995 Stock Option and Award Plan during 1995, subject to stockholder approval, to the Company's Chief Executive Officer and each of the other executive officers of the Company named in the Summary Compensation Table under the caption "Executive Compensation." In addition, there are shown hypothetical gains or "option spreads" that could be realized for the respective options, based on arbitrarily assumed rates of annual compound stock price appreciation of 5 percent and 10 percent from the date the options were granted over the full option terms.

                             OPTION GRANTS IN 1995

                                               INDIVIDUAL GRANTS
                                    ---------------------------------------
                                                PERCENT
                                                  OF                                   POTENTIAL
                                                 TOTAL                            REALIZABLE VALUE AT
                                    NUMBER      OPTIONS  EXERCISE                   ASSUMED ANNUAL
                                      OF        GRANTED     OR                      RATES OF STOCK
                                    SHARES        TO       BASE                   PRICE APPRECIATION
                                  UNDERLYING   EMPLOYEES  PRICE                   FOR OPTION TERM(3)
                                    OPTIONS       IN       (PER    EXPIRATION     -------------------
     NAME(1)                     GRANTED(#)(2)   1995     SHARE)      DATE         5%($)      10%($)
     -------                     -------------   ----     ------   ----------     -------     -------
James R. Hawkins..................  22,500        9.8     22.00    10/27/2000     136,759     302,202
C. Ivan Wilson....................  13,000        5.7     20.00    10/27/2005     163,513     414,373
James T. Sartain..................  24,800       10.8     20.00    10/27/2005     311,932     790,496
Rick R. Hagelstein................  24,800       10.8     20.00    10/27/2005     311,932     790,496
Matt A. Landry, Jr................  21,300        9.3     20.00    10/27/2005     267,909     678,934

                                                   (See notes on following page)

---------------

(1) No grants of stock options under the 1995 Stock Option and Award Plan were made to Robert W. Brown during 1995. After the Effective Date, Mr. Brown resigned from the Company in order to devote substantially all of his time to the Trust. See "Employment Agreements and Severance and Change-in-Control Arrangements."

(2) All options granted to the named executive officers were granted as of October 27, 1995, subject to stockholder approval of the 1995 Stock Option and Award Plan, at exercise prices equal to the fair market value of the Common Stock on the date of grant (except for those options granted to Mr. Hawkins, with respect to which the exercise price was equal to 110 percent of such fair market value). The shares of Common Stock underlying such options will vest as follows: (1) with respect to all such options granted to Messrs. Hawkins, Sartain, Hagelstein and Landry, in five equal, consecutive annual installments, commencing on the first anniversary of the grant date, and (2) with respect to all such options granted to Mr. Wilson, in four equal, consecutive annual installments, commencing on the first anniversary of the grant date. Subject to the terms of the 1995 Stock Option and Award Plan, such options may be exercised to purchase all or any portion of such vested shares at any time prior to the termination thereof. The unexercised portions of such options, if any, terminate as follows: (1) with respect to all such options granted to Mr. Hawkins, five years from the grant date, and (2) with respect to all such options granted to Messrs. Wilson, Sartain, Hagelstein and Landry, ten years from the grant date. Such options are non-transferable other than by will or the laws of descent and distribution. Under the 1995 Stock Option and Award Plan, the right to exercise options with respect to unvested shares may be accelerated in certain circumstances. See "Proposal to Approve the 1995 Stock Option and Award Plan -- Awards Under the 1995 Stock Option and Award Plan -- Changes in Control."

(3) These amounts represent certain assumed rates of appreciation only. There can be no assurance that the amounts reflected will be achieved.

                      OPTION EXERCISES AND YEAR-END VALUES

     The following table sets forth, for the Company's Chief Executive Officer and each of the other executive officers of the Company named in the Summary Compensation Table under the caption "Executive Compensation," the number of shares of Common Stock underlying both exercisable and non-exercisable stock options held by such persons as of December 31, 1995, and the year-end values for unexercised "in-the-money" options, which represent the positive spread between the exercise price of any such options and the year-end market price of the Common Stock. All such options were granted under the 1995 Stock Option and Award Plan, subject to stockholder approval of such plan, and no such options were exercisable during 1995.

                        AGGREGATED 1995 OPTION EXERCISES
                           AND YEAR-END OPTION VALUES

                                           NUMBER OF SHARES
                                        UNDERLYING UNEXERCISED             VALUE OF UNEXERCISED
                                        OPTIONS AT DECEMBER 31,           IN-THE-MONEY OPTIONS AT
                                                1995(#)                   DECEMBER 31, 1995($)(2)
                                     -----------------------------     -----------------------------
              NAME(1)                EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
------------------------------------ ------------    -------------     ------------    -------------
James R. Hawkins....................      --             22,500             --                 --
C. Ivan Wilson......................      --             13,000             --              6,500
James T. Sartain....................      --             24,800             --             12,400
Rick R. Hagelstein..................      --             24,800             --             12,400
Matt A. Landry, Jr..................      --             21,300             --             10,650

---------------

(1) No grants of stock options under the 1995 Stock Option and Award Plan were made to Robert W. Brown during 1995. After the Effective Date, Mr. Brown resigned from the Company in order to devote substantially all of his time to the Trust. See "Employment Agreements and Severance and Change-in-Control Arrangements."

(2) Aggregate market value (based on December 29, 1995 stock price of $20 1/2 per share) of the shares of Common Stock underlying such options, less the aggregate exercise price payable.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report concerning the specific factors, criteria and goals underlying decisions on payments and awards of compensation to each of the executive officers of the Company for fiscal year 1995 is provided by the Compensation Committee of the Company's Board of Directors.

GENERAL

     Recommendations regarding compensation of the Company's executive officers are prepared by the Compensation Committee of the Board of Directors and are subject to the review, modification and approval of the Board, except that (1) the Chief Executive Officer does not participate in the preparation of recommendations, or the review, modification or approval thereof, with respect to his compensation and (2) all such recommendations, reviews, modifications and approvals with respect to awards under the 1995 Stock Option and Award Plan are made solely by the Stock Option Subcommittee of the Compensation Committee.

     The Company's compensation program is designed to enable the Company to attract, motivate and retain high-quality senior management by providing a competitive total compensation opportunity based on performance. Toward this end, the Company provides for competitive base salaries, annual variable performance incentives payable in cash for the achievement of financial performance goals, and long-term, stock-based incentives which strengthen the mutuality of interests between senior management and the Company's stockholders.

     Section 162(m) ("Section 162(m)") of the Internal Revenue Code of 1986, as amended (the "Code"), provides that no deduction for federal income tax purposes shall be allowed to a publicly held corporation for applicable employee remuneration with respect to any covered employee of the corporation to the extent that the amount of such remuneration for the taxable year with respect to such employee exceeds $1.0 million. For purposes of this limitation, the term "covered employee" generally includes the chief executive officer of the corporation and the four highest compensated officers of the corporation (other than the chief executive officer). The term "applicable employee remuneration" generally means, with respect to any covered employee for the taxable year, the aggregate amount allowable as a federal income tax deduction for such taxable year for remuneration for services performed by such employee (whether or not during the taxable year); provided, however, that applicable employee remuneration does not include, among other items, certain remuneration payable solely on account of the attainment of one or more performance goals ("performance-based compensation"). It is the Company's general intention that the remuneration paid to its covered employees not exceed the deductibility limitation established by Section 162(m). Nevertheless, due to the fact that not all remuneration paid to covered employees may qualify as performance-based compensation, it is possible that the Company's deduction for remuneration paid to any covered employee during a taxable year may be limited by Section 162(m).

SALARIES

     Salaries for the year 1995 for each of the Company's executive officers, including its Chief Executive Officer, were determined based upon such officer's level of responsibility, time with the Company, contribution to the Company and individual performance. The evaluation of these factors was subjective, and no fixed, relative weights were assigned thereto.

BONUS

     In 1995, the Compensation Committee of the Board of Directors recommended to the Board, and the Board approved, the Company's 1995 Performance Bonus Plan (the "1995 Performance Bonus Plan"). Under the 1995 Performance Bonus Plan, all executive officers who were employed by the Company or its subsidiaries during calendar year 1995 and who remained so employed on March 18, 1996 received, as a bonus, for services rendered to the Company or such subsidiary during 1995, a prescribed portion of $1,250,000 (which is an amount equal to fifty percent of the Company's net profits after a twenty-five percent return on stockholders' equity (after payment or accrual of preferred dividends) calculated for the period beginning July 3, 1995 and ending December 31, 1995). Each of the executive officers of the Company named in the Summary Compensation Table under the caption "Executive Compensation" received such a bonus for the year 1995 pursuant to the 1995 Performance Bonus Plan, except for Messrs. Wilson and Brown.

STOCK OPTIONS

     The Stock Option Subcommittee of the Compensation Committee believes that stock options are critical in motivating and rewarding the creation of long-term shareholder value, and the subcommittee has established a policy of awarding stock options each year based on the continuing progress of the Company as well as on individual performance.

     In October of 1995, the Stock Option Subcommittee recommended, and the Board of Directors approved, the grant of 229,600 stock options under the 1995 Stock Option and Award Plan (173,600 of which were granted to the Company's executive officers), subject to stockholder approval of such plan. The exercise price with respect to all such grants was equal to or greater than the fair market value of the underlying Common Stock at the date of grant so that the holders of such options will benefit from such options only when, and to the extent, the price of the Common Stock increases after such grant. The performance of individual executive officers and other key employees was considered by the Stock Option Subcommittee in allocating such grants, taking into account the Company's performance, each individual's contributions thereto and specific accomplishments in each individual's area of responsibility.

     The Summary Compensation Table under the caption "Executive Compensation" sets forth the number of options granted under the 1995 Stock Option and Award Plan to the executive officers of the Company named therein (including the Chief Executive Officer), all of which grants are subject to stockholder approval of such plan.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Recommendations regarding compensation of the Company's Chief Executive Officer are prepared by those members of the Compensation Committee, and are subject to the review, modification and approval of those members of the Board, other than the Chief Executive Officer. Such recommendations, reviews, modifications and approvals for 1995 were based on the Chief Executive Officer's level of responsibility, time with the Company, individual performance and significant contributions to the successful implementation of several important decisions that are expected to benefit the Company in future years, including the consummation of the Merger and the acquisition of various purchased asset portfolios.

                                          THE COMPENSATION COMMITTEE
                                          James R. Hawkins, Chairman
                                          David W. MacLennan
                                          Bart A. Brown, Jr.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Hawkins (Chairman), MacLennan and Bart A. Brown, Jr. served as members of the Compensation Committee of the Board of Directors during 1995. Messrs. MacLennan and Brown served as members of the Stock Option Subcommittee of the Compensation Committee during 1995. Mr. Hawkins was Chairman of the Board and Chief Executive Officer of the Company, and Chairman of the Board and Chief Executive Officer of each of the corporate general partners of each of the affiliated acquisition partnerships through which the Company acquires interests in various financial asset pools, during 1995. See "Certain Relationships and Related Transactions." Neither of Messrs. MacLennan or Brown was an officer or employee of the Company or any of its subsidiaries during 1995 or any prior year. The Company leases the office space for its principal executive offices from a trust created for the benefit of the children of Mr. Hawkins. See "Certain Relationships and Related Transactions."

                      CUMULATIVE TOTAL SHAREHOLDER RETURN

     The following performance graph (the "Performance Graph") compares the cumulative total shareholder return on the Company's Common Stock, based on the market price thereof, with the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market (US) prepared for the National Association of Securities Dealers Automated Quotations System ("NASDAQ") by the Center for Research in Security Prices ("CRSP," and such index, the "NASDAQ Market Index") and the CRSP Financial Stocks Index prepared for NASDAQ by CRSP (the "NASDAQ Industry Index") for the period beginning on July 3, 1995 (the date the Company's Common Stock commenced trading on NASDAQ) and ending on December 29, 1995 (the last trading day on NASDAQ during 1995). Cumulative total shareholder return is based on an annual total return, which assumes the reinvestment of all dividends for the period shown and assumes that $100 was invested on July 3, 1995 in each of the Company's Common Stock, the NASDAQ Market Index and the NASDAQ Industry Index. The Company has not declared any dividends during the period covered by the Performance Graph. The results shown in the Performance Graph are not necessarily indicative of future performance.

  COMPARISON OF JULY 3, 1995 -- DECEMBER 29, 1995 CUMULATIVE TOTAL SHAREHOLDER
                                     RETURN
 AMONG FIRSTCITY FINANCIAL CORPORATION, NASDAQ MARKET INDEX AND NASDAQ INDUSTRY
                                     INDEX

                                   FIRSTCITY                        NASDAQ
                                   FINANCIAL     NASDAQ MARKET     INDUSTRY
                                  CORPORATION        INDEX           INDEX
JULY 3, 1995                               100             100             100
DECEMBER 29, 1995                          171             113             122



[THE ABOVE TABLE WAS ALSO REPRESENTED BY A GRAPH IN THE PRINTED MATERIAL]

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company owns equity interests in various purchased asset portfolios through limited partnerships ("Acquisition Partnerships") in which a corporate affiliate of the Company is the sole general partner and the Company and other nonaffiliated investors are limited partners. Certain directors and executive officers of the Company may also serve as directors and/or executive officers of such general partner, but receive no additional compensation from or on behalf of such general partner for serving in such capacity. The Company provides asset servicing to such Acquisition Partnerships pursuant to servicing agreements between the Company and such Acquisition Partnerships.

     The Company has entered into certain agreements with Cargill under which Cargill provides the Company a fixed monthly payment to defray overhead expenses and to reimburse one-half of all approved due diligence expenses incurred by the Company in connection with evaluating prospective acquisitions of purchased asset portfolios. Under such agreements, Cargill has the right to participate as an equity investor in such acquisitions. Cargill also provides the Company with a $25 million revolving credit facility, expiring on December 31, 1996, to fund the Company's purchased asset portfolio acquisitions and for certain other working capital purposes. Borrowings under such facility bear interest at LIBOR plus 5% and are secured by substantially all of the Company's unencumbered assets. As of December 31, 1995, outstanding borrowings under such facility were $5.2 million. David W. MacLennan, a director of the Company, is an officer of certain affiliates of Cargill.

     Pursuant to a noncancellable operating lease, the Company leases the office space for its principal executive offices in Waco, Texas from a trust created for the benefit of the children of James R. Hawkins, the Chairman of the Board and Chief Executive Officer of the Company. Such lease expires in December of 2001 and contains an option in favor of the Company pursuant to which the Company may renew such lease for two additional five-year periods, with escalating lease payments. Rental expenses under such lease for calendar year 1995 were $90,000. As of December 31, 1995, the future minimum lease payments for each of the next five years under such lease are $90,000 per year. The Company believes that the terms of such lease are generally as favorable to the Company as the terms it would receive from an independent third party.

     Pursuant to the Plan, substantially all of the Debtor's assets were transferred to the Trust or subsidiaries of the Trust, to be liquidated pursuant to a liquidating trust agreement. Under the terms of such agreement, the Company, as the sole holder of the Trust's Class A Certificate, will receive certain amounts from the Trust. See "Introduction." Additionally pursuant to the Plan, the liquidation of the Debtor's assets transferred to the Trust is serviced by the Company pursuant to an investment management agreement between the Trust and the Company. Under the terms thereof, the Company will receive an incentive fee equal to (1) three percent of all cash proceeds derived from the assets owned by the Trust and its subsidiaries (including assets acquired pursuant to a loss-sharing settlement in connection with the Plan) ("Net Cash Proceeds") plus (2) five percent of the Net Cash Proceeds (excluding net proceeds realized from certain contingent asset claims under the Plan) realized above $248,600,000 (the "Estimated Threshold Collection Amount") up to an amount equal to $25 million in excess of the Estimated Threshold Collection Amount; ten percent of the Net Cash Proceeds (excluding net proceeds realized from such contingent asset claims) realized above $25 million in excess of the Estimated Threshold Collection Amount up to an amount equal to $50 million in excess of the Estimated Threshold Collection Amount; and fifteen percent of the Net Cash Proceeds (excluding net proceeds realized from such contingent asset claims) realized above $50 million in excess of the Estimated Threshold collection Amount.

     In connection with the consummation of the Plan, J-Hawk formed a new corporation, Combined Financial Corporation, a Texas corporation ("CFC"), and, prior to the Merger, transferred certain of its assets and indebtedness to CFC (which assumed such indebtedness) (such transfer and assumption, the "Spin-off"), the stockholders of J-Hawk receiving the same proportionate common stock interests in CFC as they had in J-Hawk. As a result of the Spin-off, certain directors and executive officers of J-Hawk, who are also directors and executive officers of the Company, became directors and/or executive officers of CFC, as well as stockholders of CFC. The Company has entered into a servicing agreement with CFC under which the

Company provides asset servicing to CFC for a fee based on a percentage of assets serviced. The fee paid by CFC to the Company in 1995 was approximately $94,000.

     In connection with the Spin-off, J-Hawk sold approximately $12 million (allocated cost) of loans to a limited partnership owned by James R. Hawkins, James T. Sartain and Rick R. Hagelstein, respectively the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer and a director, and the Executive Vice President and Chief Credit Officer and a director, of the Company. The Company recognized approximately $3 million in gain from such sale. The Company has entered into a servicing agreement with such partnership under which the Company provides asset servicing to such partnership for a fee based on a percentage of assets serviced. The fee paid by such partnership to the Company in 1995 was approximately $193,000.

            PROPOSAL TO APPROVE THE 1995 STOCK OPTION AND AWARD PLAN

     The Board of Directors of the Company has adopted, subject to stockholder approval at the Annual Meeting, the Company's 1995 Stock Option and Award Plan. If approved by stockholders, the 1995 Stock Option and Award Plan will become effective as of October 27, 1995 (the "1995 Plan Effective Date"). 229,600 stock options have been granted under the 1995 Stock Option and Award Plan, subject to stockholder approval of such plan at the Annual Meeting. See "New Plan Benefits." Certain of such options were granted to certain executive officers of the Company, as set forth in the Summary Compensation Table under the caption "Executive Compensation." The 1995 Stock Option and Award Plan is intended to provide the Stock Option Subcommittee of the Compensation Committee of the Company's Board of Directors broad discretion to fashion the terms of awards to provide eligible participants with such stock-based incentives as such subcommittee deems appropriate.

     The following summary of certain terms of the 1995 Stock Option and Award Plan is qualified in its entirety by reference to the full text thereof, which is set forth as Exhibit A attached hereto.

ADMINISTRATION

     The 1995 Stock Option and Award Plan will be administered by the Stock Option Subcommittee of the Compensation Committee of the Board of Directors, all the members of which will be eligible to administer such plan pursuant to Rule 16b-3(c)(2) promulgated under the Exchange Act. Subject to the limitations set forth in the 1995 Stock Option and Award Plan, such plan vests broad powers in such subcommittee to administer such plan, including authority to (1) select the persons to be granted awards thereunder, (2) determine the size and type of awards granted thereunder, (3) construe and interpret such plan, (4) establish, amend or waive rules and regulations for the administration of such plan and (5) determine whether an award, award agreement or payment of an award should be amended.

NUMBER OF SHARES AVAILABLE

     The 1995 Stock Option and Award Plan provides for the grant of up to 230,000 shares of Common Stock. Under certain circumstances, shares subject to an award that remain unissued upon termination of the award will become available for additional awards under such plan. In the event of a stock split, recapitalization or similar event, or a corporate transaction, such as a merger, consolidation or similar event, the Stock Option Subcommittee will equitably adjust the aggregate number of shares subject to such plan and the number, class and price of shares subject to outstanding awards.

AWARDS UNDER THE 1995 STOCK OPTION AND AWARD PLAN

     AWARDS AND ELIGIBILITY. The 1995 Stock Option and Award Plan permits the issuance of the following awards: (1) nonqualified stock options ("1995 Plan NQSOs") and incentive stock options ("1995 Plan ISOs"), (2) performance shares and (3) restricted stock. In general, any key employee of the Company or any subsidiary of the Company, including key employees who are also directors, as well as any other persons, including consultants, independent contractors or other service providers, are eligible to receive awards under such plan. Notwithstanding the foregoing, no person who is a member of the Stock Option Subcommittee is eligible to receive awards under such plan, and only employees of the Company are eligible to receive grants of 1995 Plan ISOs, performance shares or restricted stock under such plan.

     STOCK OPTIONS. Under the 1995 Stock Option and Award Plan, the Stock Option Subcommittee has discretion to determine the number of stock options to be granted thereunder to any participant, but no participant who is a "covered employee" ("1995 Plan Covered Employee") (as such term is defined in the regulations promulgated under Section 162(m) of the Code) may be granted stock options to purchase more than 50,000 shares during any one plan year. The Stock Option Subcommittee may grant 1995 Plan NQSOs, 1995 Plan ISOs or any combination thereof to participants. 1995 Plan ISOs, however, may only be granted to employees of the Company or its subsidiaries, and may only be granted if the aggregate fair market value of the Common Stock underlying 1995 Plan ISOs and other incentive stock options granted under all incentive stock option plans of the Company that become exercisable for the first time by a participant during any calendar year is equal to or less than $100,000. 1995 Plan ISOs granted under the 1995 Stock Option and Award Plan provide for the purchase of Common Stock at prices not less than 100 percent of the fair market value thereof on the date such option is granted (or 110 percent with respect to holders of more than ten percent of the combined voting power of all classes of stock of the Company). 1995 Plan NQSOs granted under the 1995 Stock Option and Award Plan provide for the purchase of Common Stock at prices determined by the Stock Option Subcommittee, but in no event less than 85 percent of the fair market value thereof on the date such option is granted. No stock option granted under the 1995 Stock Option and Award Plan is exercisable later than the tenth anniversary date of its grant (or, as to 1995 Plan ISOs, fifth anniversary with respect to holders of more than ten percent of the combined voting power of all classes of stock of the Company).

     Under the 1995 Stock Option and Award Plan, stock options are exercisable at such times and subject to such restrictions and conditions as the Stock Option Subcommittee approves. The option exercise price is payable in cash or, if approved by the Stock Option Subcommittee, in shares of Common Stock having a fair market value equal to the exercise price, or, in part, by delivering to the Company a promissory note on such terms as the Stock Option Subcommittee shall determine in its discretion, along with a perfected pledge of Common Stock as security therefor, which Common Stock must have a fair market value at least equal to the principal amount of such note (such principal amount may not exceed ninety percent of the aggregate purchase price of the Common Stock then being purchased pursuant to such exercise, unless otherwise permitted by applicable law), or by a combination of any of the above means of payment. The Stock Option Subcommittee may also allow cashless exercises or other means of payment consistent with applicable law. Upon termination of a participant's employment due to death, disability or retirement, all stock options outstanding will be exercisable for the shorter of their remaining term or one year after termination of employment in the case of death, one year after termination of employment in the case of disability, and three months after termination of employment in the case of retirement. Upon termination of employment of a participant other than for any reason set forth above, all stock options held by such participant which are not vested as of the effective date of such termination will be forfeited; provided that, the Stock Option Subcommittee, in its sole discretion, may immediately vest all or any portion of the stock options of such participant not vested as of such date. In the case of termination of employment by the Company without cause, a participant may exercise any vested stock options for three months following the termination of employment, and in the case of termination of employment by the Company for cause or voluntary termination of employment by the participant (other than due to retirement), the participant's stock options will be forfeited immediately upon such termination.

     A holder of stock options may be able to transfer such options, under certain circumstances, to members of such holder's immediate family (as defined in the 1995 Stock Option and Award Plan), to one or more trusts for the benefit of such holder's immediate family or to partnerships in which immediate family members are the only partners, if such holder's award agreement expressly permits such transfer and such holder does not receive any consideration in any form whatsoever for such transfer. Other than the foregoing, stock options are not transferable by a holder other than by will or applicable laws of descent and distribution.

     PERFORMANCE SHARES. Under the 1995 Stock Option and Award Plan, the Stock Option Subcommittee may grant performance shares to employees of the Company or its subsidiaries in such amounts, and subject to such terms and conditions, as the Stock Option Subcommittee in its discretion determines; provided that, no participant who is a 1995 Plan Covered Employee may be granted more than 50,000 performance shares with respect to any performance period. Each performance share will have a value equal to the fair market value of a share of Common Stock on the date the performance share is earned. The Stock Option Subcommittee in its discretion will set performance goals to be achieved over performance periods of not less than two years. The extent to which the performance goals are met will determine the number of performance shares earned by participants. The performance measure to be used for purposes of grants to 1995 Plan Covered Employees is one or more of the following: total shareholder return, return on equity, earnings per share and ratio of operating overhead to operating revenue, unless and until the Company's stockholders vote to change such performance measures. In the event that applicable tax and/or securities laws change to permit the Stock Option Subcommittee discretion to alter the governing performance measures without obtaining stockholder approval, the Stock Option Subcommittee will have the sole discretion to make such changes without obtaining stockholder approval. In any event, with respect to employees that are not 1995 Plan Covered Employees, the Stock Option Subcommittee may approve performance measures not listed above without stockholder approval.

     After the applicable performance period has ended, the Stock Option Subcommittee will certify the extent to which the established performance goals have been achieved, and each holder of performance shares will be entitled to receive payout on the number of performance shares, if any, earned by such holder over the performance period. The grantee of a performance share award will receive payment within seventy-five days following the end of the applicable performance period, in cash or shares of Common Stock which have, as of the close of the applicable performance period, an aggregate fair market value equal to the value of the earned performance shares (or a combination of cash and such shares). If the employment of a participant is terminated by reason of death, disability or retirement or by the Company without cause during a performance period, the participant will receive a prorated payout with respect to the performance shares earned, which will be determined by the Stock Option Subcommittee, in its sole discretion, and will be based upon the length of time the participant held the performance shares during the applicable performance period and upon achievement of the established performance goals. Such payment will be made at the same time as payments are made to participants whose employment did not terminate during the applicable performance period. If a participant's employment is terminated for any other reason, all performance shares will be forfeited by the participant to the Company. Unless otherwise provided by the Stock Option Subcommittee in an award agreement, performance shares which are not yet earned may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

     RESTRICTED STOCK. Under the 1995 Stock Option and Award Plan, the Stock Option Subcommittee may from time to time grant restricted stock awards to employees of the Company or its subsidiaries. Each grant of restricted stock will be evidenced by a written award agreement between the participant and the Company setting forth the terms and conditions of the grant, as determined by the Stock Option Subcommittee, in its discretion, to be necessary or desirable. Such terms may include a requirement for payment by the participant to the Company for the restricted stock which is granted, with respect to which the Stock Option Subcommittee may establish a purchase price below fair market value.

     Each grant of restricted stock will be subject to restrictions, determined by the Stock Option Subcommittee in its discretion, for a period (the "1995 Plan Restricted Period") of at least one year (unless otherwise provided by the Stock Option Subcommittee). Such restrictions may include only the requirement of continued employment or may include other performance based criteria established by the Stock Option Subcommittee. The Stock Option Subcommittee may, after a grant, in its discretion, shorten the 1995 Plan Restricted Period or waive any condition to the lapse of the restrictions. The award agreement may, at the discretion of the Stock Option Subcommittee and subject to any prescribed terms and conditions, also provide for the lapse of restrictions upon the occurrence of such specified events as a change in control of the Company or the termination of a participant's employment by reason of such participant's death, disability, retirement or discharge without cause.

     During the 1995 Plan Restricted Period, the participant will have all the rights of a Company stockholder, including the right to receive dividends and vote the shares of restricted stock, with certain exceptions, including the exception that cash dividends will be paid either in cash or in restricted stock, as the Stock Option Subcommittee determines. In addition, the restricted stock may not be sold, transferred, assigned or encumbered during the 1995 Plan Restricted Period and unless and until all restrictions have lapsed. All shares of restricted stock that have not vested will be forfeited unless the participant has remained a full-time employee of the Company or its subsidiaries until the expiration or termination of the 1995 Plan Restricted Period and all other applicable conditions have been satisfied. Unless otherwise provided by the Stock Option Subcommittee in an award agreement, no restricted stock may be assigned, encumbered or transferred except by will or the laws of descent and distribution.

     CHANGES IN CONTROL. Under the 1995 Stock Option and Award Plan, upon the occurrence of a Change in Control (as defined below), (1) all stock options outstanding thereunder will become fully vested and immediately exercisable; (2) the target payout attainable under all performance shares outstanding thereunder will be deemed to have been fully earned for the entire performance period and, within thirty days of such Change in Control, such performance shares will be paid out in accordance with the terms thereof (provided that, there will not be an accelerated payout with respect to performance shares granted less than six months prior to the effective date of such Change in Control), (3) all restrictions on restricted stock outstanding thereunder will lapse and such restricted stock will be delivered to the participant in accordance with the terms thereof (provided that, there will not be an accelerated delivery with respect to restricted stock granted less than six months prior to the effective date of such Change in Control) and (4) the Stock Option Subcommittee may, in its discretion, make any other modifications to any awards thereunder as determined by the Stock Option Subcommittee to be deemed appropriate before the effective date of such Change in Control.

     Under the 1995 Stock Option and Award Plan, a "Change in Control" means:

          (1) an acquisition by any person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of Common Stock or voting securities of the Company entitled to vote generally in the election of directors; provided that, such acquisition would result in such person beneficially owning twenty-five percent or more of Common Stock or twenty-five percent or more of the combined voting power of the Company's voting securities; and provided further that, immediately prior to such acquisition such person was not a direct or indirect beneficial owner of twenty-five percent or more of Common Stock or twenty-five percent or more of the combined voting power of the Company's voting securities, as the case may be; or

          (2) The approval of the Company's stockholders of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction or, if consummation of such corporate transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

          (3) A change in the composition of the Company's Board of Directors such that the individuals who, as of the Effective Date, constitute the Board cease for any reason to constitute at least a majority of the Board; provided that, any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by at least a majority of those individuals who are members of the Board and who were also members of such incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of such incumbent Board; and provided further that, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board shall not be so considered as a member of such incumbent Board.

Notwithstanding the foregoing, the following will not constitute a Change in
Control: (a) any acquisition of Common Stock by, or consummation of a transaction of the type described in subparagraph (2) above with, any subsidiary of the Company or an employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate thereof; or (b) any acquisition of Common Stock, or consummation of such a transaction, following which more that fifty percent of the common stock then outstanding of the corporation resulting from such acquisition or transaction and more than fifty percent of the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were beneficial owners of Common Stock and the Company's voting securities, respectively, immediately prior to such acquisition or transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or transaction, of Common Stock and the Company's voting securities, as the case may be.

AMENDMENT AND TERMINATION

     The 1995 Stock Option and Award Plan may be amended, modified or terminated by the Company's Board of Directors, subject to stockholder approval if such an amendment would materially modify the eligibility requirements thereunder, increase the total number of shares allowed to be issued thereunder, extend the term thereof, require stockholder approval under Rule 16b-3 under the Exchange Act, or, in any case, if the Board determines that stockholder approval is appropriate. Unless earlier terminated by the Board of Directors, the 1995 Stock Option and Award Plan will terminate on the day prior to the tenth anniversary of the 1995 Plan Effective Date.

SECTION 162(m)

     At all times when the Stock Option Subcommittee determines that it is desirable to satisfy the conditions of Section 162(m) of the Code, all awards granted under the 1995 Stock Option and Award Plan will comply with such conditions. The Stock Option Subcommittee is nevertheless empowered to grant awards that would not constitute "performance based" compensation under Section 162(m), which may vest based solely on continued employment rather than any performance based criteria. If changes are made to Section 162(m) to permit greater flexibility with respect to any awards available under the 1995 Stock Option and Award Plan, the Stock Option Subcommittee may, subject to the restrictions set forth in the preceding paragraph regarding amendment thereof, make any adjustments it deems appropriate.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary of certain federal income tax consequences with respect to the 1995 Stock Option and Award Plan is not comprehensive and is based upon laws and regulations currently in effect. Such laws and regulations are subject to change.

     STOCK OPTIONS. There are generally no federal income tax consequences either to the employee receiving stock options (the "1995 Plan Optionee") or to the Company upon the grant of a stock option under the 1995 Stock Option and Award Plan. On exercise of a 1995 Plan ISO, the 1995 Plan Optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to a liability for such optionee under the Alternative Minimum Tax provisions of the Code. Generally, if the 1995 Plan Optionee disposes of shares acquired upon exercise of a 1995 Plan ISO within two years of the date of grant or one year of the date of exercise, such optionee will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the taxable year in which such disposition occurred in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon dispositions of such shares, and the entire gain for the 1995 Plan Optionee will be treated as a capital gain. On exercise of a 1995 Plan NQSO, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the 1995 Plan Optionee as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares of Common Stock acquired upon exercise of a 1995 Plan

NQSO will generally result in a capital gain or loss for the 1995 Plan Optionee, but will have no tax consequences for the Company.

     PERFORMANCE SHARES. The grant of a performance share award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the fair market value of any shares of Common Stock and/or any cash received and the Company will be entitled to a tax deduction in the same amount.

     RESTRICTED STOCK. The Company is of the opinion that the participant will realize compensation income in an amount equal to the fair market value of the restricted stock (whether received as a grant or as a dividend), less any amount paid for such restricted stock, at the time when the participant's rights with respect to such restricted stock are no longer subject to a substantial risk of forfeiture, unless the participant elected, pursuant to a special election provided in the Code, to be taxed on the restricted stock at the time it was granted or received as a dividend, as the case may be. Dividends paid to the participant during the 1995 Plan Restricted Period will be taxable as compensation income, rather than as dividend income, unless the election referred to above was made. The Company is also of the opinion that it will be entitled to a deduction under the Code in the amount and at the time that compensation income is realized by the participant. The amount of income realized by each participant and the amount of the deduction available to the Company will be affected by any change in the market price of the Common Stock during the 1995 Plan Restricted Period.

VOTING REQUIREMENTS

     Approval of the 1995 Stock Option and Award Plan will require the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1995 STOCK OPTION AND AWARD PLAN.

           PROPOSAL TO APPROVE THE 1995 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors of the Company has adopted, subject to stockholder approval at the Annual Meeting, the Company's 1995 Employee Stock Purchase Plan. If approved by stockholders, the 1995 Employee Stock Purchase Plan will become effective as of January 1, 1996.

     The following summary of certain terms of the 1995 Employee Stock Purchase Plan is qualified in its entirety by reference to the full text thereof, which is set forth as Exhibit B attached hereto.

ADMINISTRATION

     The 1995 Employee Stock Purchase Plan will be administered by an administrator or committee appointed by the Company's Board of Directors, which will initially be the Company's Vice President-Human Resources (the "Administrator"). The Administrator will have full authority to interpret and administer the Stock Purchase Plan.

NUMBER OF SHARES AVAILABLE

     A total of 100,000 shares of Common Stock will be made available for purchase under the 1995 Employee Stock Purchase Plan, subject to appropriate adjustment for stock dividends, stock splits or combination of shares, recapitalization or other changes in the Company's capitalization.

GRANT AND EXERCISE OF OPTIONS

     All employees of the Company and its subsidiaries are eligible to participate in the 1995 Employee Stock Purchase Plan. An eligible employee may elect to become a participant in such plan by filing with the Company a request form which authorizes a regular payroll deduction from the employee's paycheck. A participant's payroll deduction must be in any whole percentage from one to ten percent of such participant's total compensation payable each pay period. An employee may not participate in the 1995 Employee Stock Purchase Plan for an Option Period (i.e., each calendar quarter beginning January 1, April 1, July 1 and October 1 of each year) if such employee owns (as determined under the Code) five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries, including the right to purchase shares having an aggregate fair market value of more than $25,000.

     On the first day of each Option Period, each participant who has properly filed a request form is granted an option ("1995 Employee Stock Purchase Plan Option") to purchase on the last day of such Option Period, at a price determined as described below (the "1995 Employee Stock Purchase Plan Option Price"), the number of full shares of Common Stock which the cash credited to his or her account at that time will purchase at the 1995 Employee Stock Purchase Plan Option Price. Unless the cash credited to a participant's account is withdrawn or distributed, his or her 1995 Employee Stock Purchase Plan Option will be deemed to have been exercised automatically on the last day of the Option Period. The 1995 Employee Stock Purchase Plan Option Price for each Option Period will be eighty-five percent of the fair market value (as defined in the 1995 Employee Stock Purchase Plan) of the Common Stock on the last trading day of the Option Period. No fractional shares will be issued or purchased under the 1995 Employee Stock Purchase Plan. Any accumulated cash balances remaining in a participant's account will be held in the participant's account for the next Option Period if a valid request form is in effect for such Option Period, or otherwise distributed to the participant without interest. If a participant dies, the cash balance in his or her account will be distributed to the participant's beneficiary, in cash, without interest, as soon as practicable. Since the shares will be purchased at less than market value, employees will receive a benefit from participating in the 1995 Employee Stock Purchase Plan.

     In the event of a participant's discontinuance of payroll deductions, the cash balance in such participant's account will be returned to the participant, without interest, as soon as practicable. Until the participant requests otherwise, stock certificates for shares of Common Stock acquired upon the exercise of the participant's 1995 Employee Stock Purchase Plan Option will be issued in the participant's name.

     A participant may request a change or discontinuance in the amount of any payroll deduction for future pay periods, by filing a notice with the Administrator. Any such notice of change will be effective no less than ninety days from the date of the filing of the notice, and any such notice of discontinuance will be effective thirty days from the date of filing the notice. A participant that files a notice of discontinuance may not resume payroll deductions within ninety days of the filing of the notice.

     The 1995 Employee Stock Purchase Plan Option to purchase shares of Common Stock under the 1995 Employee Stock Purchase Plan is exercisable only by the participant to whom such option was granted.

AMENDMENT AND TERMINATION

     The Board of Directors of the Company may amend the 1995 Employee Stock Purchase Plan at any time provided that no amendment will, without stockholder approval, disqualify such plan under Section 423 of the Code, increase the number of shares of Common Stock available for purchase thereunder, or change the designation of corporations whose employees are eligible to participate therein. The 1995 Employee Stock Purchase Plan may be terminated by the Board of Directors at any time, and in any event will terminate when the maximum aggregate number of shares available thereunder have been acquired pursuant to the exercise of 1995 Employee Stock Purchase Plan Options thereunder.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary of certain federal income tax consequences with respect to the 1995 Employee Stock Purchase Plan is not comprehensive and is based upon laws and regulations currently in effect. Such laws and regulations are subject to change.

     The 1995 Employee Stock Purchase Plan is designed to qualify as an "employee stock purchase plan" under Section 423 of the Code. There are generally no federal income tax consequences either to the participant receiving a 1995 Employee Stock Purchase Plan Option or to the Company upon the grant of such an option under the 1995 Employee Stock Purchase Plan. On exercise of a 1995 Employee Stock Purchase Plan Option, the participant will not recognize any income and the Company will not be entitled to a deduction for tax purposes.

     If Common Stock acquired in connection with the exercise of a 1995 Employee Stock Purchase Plan Option is disposed of by the participant after the expiration of two years from the date of grant of such option or one year from the date of purchase of the Common Stock (the "Required Holding Period"), or in the event of death of the participant (whenever occurring) while owning such Common Stock, and the 1995 Employee Stock Purchase Plan Option Price of such Common Stock is less than 100 percent (but not less than 85 percent) of the fair market value of such Common Stock at the time such option was granted, the participant will recognize compensation income in an amount equal to the lesser of (1) the excess of the fair market value of the Common Stock at the time of such disposition or death over the amount paid for the Common Stock under the 1995 Employee Stock Purchase Plan, or (2) the excess of the fair market value of the Common Stock at the time the 1995 Employee Stock Purchase Plan Option was granted over the 1995 Employee Stock Purchase Plan Option Price. Any gain recognized by the participant in addition to the amount treated as compensation income will be treated as a long-term capital gain. Notwithstanding that a participant may be required to recognize compensation income in accordance with the foregoing rules, the Company will not be entitled to any deduction for tax purposes in respect of such amounts.

     If a participant disposes of Common Stock acquired upon exercise of a 1995 Employee Stock Purchase Plan Option before the expiration of the Required Holding Period, such participant will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the taxable year in which such disposition occurred in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise of the 1995 Employee Stock Purchase Plan Option over the 1995 Employee Stock Purchase Plan Option Price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon such a disposition of Common Stock, and the entire gain for the participant will be treated as capital gain.

VOTING REQUIREMENTS

     Approval of the 1995 Employee Stock Purchase Plan will require the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN.

            PROPOSAL TO APPROVE THE 1996 STOCK OPTION AND AWARD PLAN

     The Board of Directors of the Company has adopted, subject to stockholder approval at the Annual Meeting, the Company's 1996 Stock Option and Award Plan. If approved by stockholders, the 1996 Stock Option and Award Plan will become effective as of January 1, 1996 (the "1996 Plan Effective Date"). The 1996 Stock Option and Award Plan is intended to provide the Stock Option Subcommittee of the Compensation Committee of the Company's Board of Directors broad discretion to fashion the terms of awards to provide eligible participants with such stock-based incentives as such subcommittee deems appropriate.

     The following summary of certain terms of the 1996 Stock Option and Award Plan is qualified in its entirety by reference to the full text thereof, which is set forth as Exhibit C attached hereto.

ADMINISTRATION

     The 1996 Stock Option and Award Plan will be administered by the Stock Option Subcommittee of the Compensation Committee of the Board of Directors, all the members of which will be eligible to administer such plan pursuant to Rule 16b-3(c)(2) promulgated under the Exchange Act. Subject to the limitations set forth in the 1996 Stock Option and Award Plan, such plan vests broad powers in such subcommittee to administer such plan, including authority to (1) select the persons to be granted awards thereunder, (2) determine the size and type of awards granted thereunder, (3) construe and interpret such plan, (4) establish, amend or waive rules and regulations for the administration of such plan and (5) determine whether an award, award agreement or payment of an award should be amended.

NUMBER OF SHARES AVAILABLE

     The 1996 Stock Option and Award Plan provides for the grant of up to 500,000 shares of Common Stock. Under certain circumstances, shares subject to an award that remain unissued upon termination of the award will become available for additional awards under such plan. In the event of a stock split, recapitalization or similar event, or a corporate transaction, such as a merger, consolidation or similar event, the Stock Option Subcommittee will equitably adjust the aggregate number of shares subject to such plan and the number, class and price of shares subject to outstanding awards.

AWARDS UNDER THE 1996 STOCK OPTION AND AWARD PLAN

     AWARDS AND ELIGIBILITY. The 1996 Stock Option and Award Plan permits the issuance of the following awards: (1) nonqualified stock options ("1996 Plan NQSOs") and incentive stock options ("1996 Plan ISOs"), (2) performance shares and (3) restricted stock. In general, any key employee of the Company or any subsidiary of the Company, including key employees who are also directors, as well as any other persons, including consultants, independent contractors or other service providers, are eligible to receive awards under such plan. Notwithstanding the foregoing, no person who is a member of the Stock Option Subcommittee is eligible to receive awards under such plan, and only employees of the Company are eligible to receive grants of 1996 Plan ISOs, performance shares or restricted stock under such plan.

     STOCK OPTIONS. Under the 1996 Stock Option and Award Plan, the Stock Option Subcommittee has discretion to determine the number of stock options to be granted thereunder to any participant, but no participant who is a "covered employee" ("1996 Plan Covered Employee") (as such term is defined in the regulations promulgated under Section 162(m) of the Code) may be granted stock options to purchase more than 50,000 shares during any one plan year. The Stock Option Subcommittee may grant 1996 Plan NQSOs, 1996 Plan ISOs or any combination thereof to participants. 1996 Plan ISOs, however, may only be granted to employees of the Company or its subsidiaries, and may only be granted if the aggregate fair market value of the Common Stock underlying 1996 Plan ISOs and other incentive stock options granted under all incentive stock option plans of the Company that become exercisable for the first time by a participant during any calendar year is equal to or less than $100,000. 1996 Plan ISOs granted under the 1996 Stock Option and Award Plan provide for the purchase of Common Stock at prices not less than 100 percent of the fair market value thereof on the date such option is granted (or 110 percent with respect to holders of more than ten percent of the combined voting power of all classes of stock of the Company). 1996 Plan NQSOs granted under the 1996 Stock Option and Award Plan provide for the purchase of Common Stock at prices determined by the Stock Option Subcommittee, but in no event less than 85 percent of the fair market value thereof on the date such option is granted. No stock option granted under the 1996 Stock Option and Award Plan is exercisable later than the tenth anniversary date of its grant (or, as to 1996 Plan ISOs, fifth anniversary with respect to holders of more than ten percent of the combined voting power of all classes of stock of the Company).

     Under the 1996 Stock Option and Award Plan, stock options are exercisable at such times and subject to such restrictions and conditions as the Stock Option Subcommittee approves. The option exercise price is payable in cash or, if approved by the Stock Option Subcommittee, in shares of Common Stock having a fair market value equal to the exercise price, or, in part, by delivering to the Company a promissory note on such terms as the Stock Option Subcommittee shall determine in its discretion, along with a perfected pledge of Common Stock as security therefor, which Common Stock must have a fair market value at least equal to the principal amount of such note (such principal amount may not exceed ninety percent of the aggregate purchase price of the Common Stock then being purchased pursuant to such exercise, unless otherwise permitted by applicable law), or by a combination of any of the above means of payment. The Stock Option Subcommittee may also allow cashless exercises or other means of payment consistent with applicable law. Upon termination of a participant's employment due to death, disability or retirement, all stock options outstanding will be exercisable for the shorter of their remaining term or one year after termination of employment in the case of death, one year after termination of employment in the case of disability, and three months after termination of employment in the case of retirement. Upon termination of employment of a participant other than for any reason set forth above, all stock options held by such participant which are not vested as of the effective date of such termination will be forfeited; provided that, the Stock Option Subcommittee, in its sole discretion, may immediately vest all or any portion of the stock options of such participant not vested as of such date. In the case of termination of employment by the Company without cause, a participant may exercise any vested stock options for three months following the termination of employment, and in the case of termination of employment by the Company for cause or voluntary termination of employment by the participant (other than due to retirement), the participant's stock options will be forfeited immediately upon such termination.

     A holder of stock options may be able to transfer such options, under certain circumstances, to members of such holder's immediate family (as defined in the 1996 Stock Option and Award Plan), to one or more trusts for the benefit of such holder's immediate family or to partnerships in which immediate family members are the only partners, if such holder's award agreement expressly permits such transfer and such holder does not receive any consideration in any form whatsoever for such transfer. Other than the foregoing, stock options are not transferable by a holder other than by will or applicable laws of descent and distribution.

     PERFORMANCE SHARES. Under the 1996 Stock Option and Award Plan, the Stock Option Subcommittee may grant performance shares to employees of the Company or its subsidiaries in such amounts, and subject to such terms and conditions, as the Stock Option Subcommittee in its discretion determines; provided that, no participant who is a 1996 Plan Covered Employee may be granted more than 50,000 performance shares with respect to any performance period. Each performance share will have a value equal to the fair market value of a share of Common Stock on the date the performance share is earned. The Stock Option Subcommittee in its discretion will set performance goals to be achieved over performance periods of not less than two years. The extent to which the performance goals are met will determine the number of performance shares earned by participants. The performance measure to be used for purposes of grants to 1996 Plan Covered Employees is one or more of the following: total shareholder return, return on equity, earnings per share and ratio of operating overhead to operating revenue, unless and until the Company's stockholders vote to change such performance measures. In the event that applicable tax and/or securities laws change to permit the Stock Option Subcommittee discretion to alter the governing performance measures without obtaining stockholder approval, the Stock Option Subcommittee will have the sole discretion to make such changes without obtaining stockholder approval. In any event, with respect to employees that are not 1996 Plan

Covered Employees, the Stock Option Subcommittee may approve performance measures not listed above without stockholder approval.

     After the applicable performance period has ended, the Stock Option Subcommittee will certify the extent to which the established performance goals have been achieved, and each holder of performance shares will be entitled to receive payout on the number of performance shares, if any, earned by such holder over the performance period. The grantee of a performance share award will receive payment within seventy-five days following the end of the applicable performance period, in cash or shares of Common Stock which have, as of the close of the applicable performance period, an aggregate fair market value equal to the value of the earned performance shares (or a combination of cash and such shares). If the employment of a participant is terminated by reason of death, disability or retirement or by the Company without cause during a performance period, the participant will receive a prorated payout with respect to the performance shares earned, which will be determined by the Stock Option Subcommittee, in its sole discretion, and will be based upon the length of time the participant held the performance shares during the applicable performance period and upon achievement of the established performance goals. Such payment will be made at the same time as payments are made to participants whose employment did not terminate during the applicable performance period. If a participant's employment is terminated for any other reason, all performance shares will be forfeited by the participant to the Company. Unless otherwise provided by the Stock Option Subcommittee in an award agreement, performance shares which are not yet earned may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

     RESTRICTED STOCK. Under the 1996 Stock Option and Award Plan, the Stock Option Subcommittee may from time to time grant restricted stock awards to employees of the Company or its subsidiaries. Each grant of restricted stock will be evidenced by a written award agreement between the participant and the Company setting forth the terms and conditions of the grant, as determined by the Stock Option Subcommittee, in its discretion, to be necessary or desirable. Such terms may include a requirement for payment by the participant to the Company for the restricted stock which is granted, with respect to which the Stock Option Subcommittee may establish a purchase price below fair market value.

     Each grant of restricted stock will be subject to restrictions, determined by the Stock Option Subcommittee in its discretion, for a period (the "1996 Plan Restricted Period") of at least one year (unless otherwise provided by the Stock Option Subcommittee). Such restrictions may include only the requirement of continued employment or may include other performance based criteria established by the Stock Option Subcommittee. The Stock Option Subcommittee may, after a grant, in its discretion, shorten the 1996 Plan Restricted Period or waive any condition to the lapse of the restrictions. The award agreement may, at the discretion of the Stock Option Subcommittee and subject to any prescribed terms and conditions, also provide for the lapse of restrictions upon the occurrence of such specified events as a change in control of the Company or the termination of a participant's employment by reason of such participant's death, disability, retirement or discharge without cause.

     During the 1996 Plan Restricted Period, the participant will have all the rights of a Company stockholder, including the right to receive dividends and vote the shares of restricted stock, with certain exceptions, including the exception that cash dividends will be paid either in cash or in restricted stock, as the Stock Option Committee determines. In addition, the restricted stock may not be sold, transferred, assigned or encumbered during the 1996 Plan Restricted Period and unless and until all restrictions have lapsed. All shares of restricted stock that have not vested will be forfeited unless the participant has remained a full-time employee of the Company or its subsidiaries until the expiration or termination of the 1996 Plan Restricted Period and all other applicable conditions have been satisfied. Unless otherwise provided by the Stock Option Subcommittee in an award agreement, no restricted stock may be assigned, encumbered or transferred except by will or the laws of descent and distribution.

     CHANGES IN CONTROL. Under the 1996 Stock Option and Award Plan, upon the occurrence of a Change in Control (as defined below), (1) all stock options outstanding thereunder will become fully vested and immediately exercisable; (2) the target payout attainable under all performance shares outstanding thereunder will be deemed to have been fully earned for the entire performance period and, within thirty days of such Change in Control, such performance shares will be paid out in accordance with the terms thereof (provided that, there will not be an accelerated payout with respect to performance shares granted less than six months prior to the effective date of such Change in Control), (3) all restrictions on restricted stock outstanding thereunder will lapse and such restricted stock will be delivered to the participant in accordance with the terms thereof (provided that, there will not be an accelerated delivery with respect to restricted stock granted less than six months prior to the effective date of such Change in Control) and (4) the Stock Option Subcommittee may, in its discretion, make any other modifications to any awards thereunder as determined by the Stock Option Subcommittee to be deemed appropriate before the effective date of such Change in Control.

     Under the 1996 Stock Option and Award Plan, a "Change in Control" means:

          (1) an acquisition by any person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of Common Stock or voting securities of the Company entitled to vote generally in the election of directors; provided that, such acquisition would result in such person beneficially owning twenty-five percent or more of Common Stock or twenty-five percent or more of the combined voting power of the Company's voting securities; and provided further that, immediately prior to such acquisition such person was not a direct or indirect beneficial owner of twenty-five percent or more of Common Stock or twenty-five percent or more of the combined voting power of the Company's voting securities, as the case may be; or

          (2) The approval of the Company's stockholders of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction or, if consummation of such corporate transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); or

          (3) A change in the composition of the Company's Board of Directors such that the individuals who, as of the Effective Date, constitute the Board cease for any reason to constitute at least a majority of the Board; provided that, any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by at least a majority of those individuals who are members of the Board and who were also members of such incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of such incumbent Board; and provided further that, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board shall not be so considered as a member of such incumbent Board.

Notwithstanding the foregoing, the following will not constitute a Change in
Control: (a) any acquisition of Common Stock by, or consummation of a transaction of the type described in subparagraph (2) above with, any subsidiary of the Company or an employee benefit plan (or related trust) sponsored or maintained by the Company or an affiliate thereof; or (b) any acquisition of Common Stock, or consummation of such a transaction, following which more that fifty percent of the common stock then outstanding of the corporation resulting from such acquisition or transaction and more than fifty percent of the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were beneficial owners of Common Stock and the Company's voting securities, respectively, immediately prior to such acquisition or transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or transaction, of Common Stock and the Company's voting securities, as the case may be.

AMENDMENT AND TERMINATION

     The 1996 Stock Option and Award Plan may be amended, modified or terminated by the Company's Board of Directors, subject to stockholder approval if such an amendment would materially modify the eligibility requirements thereunder, increase the total number of shares allowed to be issued thereunder, extend the term thereof, require stockholder approval under Rule 16b-3 under the Exchange Act, or, in any case, if the Board determines that stockholder approval is appropriate. Unless earlier terminated by the Board of Directors, the 1996 Stock Option and Award Plan will terminate on the day prior to the tenth anniversary of the 1996 Plan Effective Date.

SECTION 162(m)

     At all times when the Stock Option Subcommittee determines that it is desirable to satisfy the conditions of Section 162(m) of the Code, all awards granted under the 1996 Stock Option and Award Plan will comply with such conditions. The Stock Option Subcommittee is nevertheless empowered to grant awards that would not constitute "performance based" compensation under Section 162(m), which may vest based solely on continued employment rather than any performance based criteria. If changes are made to Section 162(m) to permit greater flexibility with respect to any awards available under the 1996 Stock Option and Award Plan, the Stock Option Subcommittee may, subject to the restrictions set forth in the preceding paragraph regarding amendment thereof, make any adjustments it deems appropriate.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary of certain federal income tax consequences with respect to the 1996 Stock Option and Award Plan is not comprehensive and is based upon laws and regulations currently in effect. Such laws and regulations are subject to change.

     STOCK OPTIONS. There are generally no federal income tax consequences either to the employee receiving stock options (the "1996 Plan Optionee") or to the Company upon the grant of a stock option under the 1996 Stock Option and Award Plan. On exercise of a 1996 Plan ISO, the 1996 Plan Optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to a liability for such optionee under the Alternative Minimum Tax provisions of the Code. Generally, if the 1996 Plan Optionee disposes of shares acquired upon exercise of a 1996 Plan ISO within two years of the date of grant or one year of the date of exercise, such optionee will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the taxable year in which such disposition occurred in the amount of the excess of the fair market value of the shares of Common Stock on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon dispositions of such shares, and the entire gain for the 1996 Plan Optionee will be treated as a capital gain. On exercise of a 1996 Plan NQSO, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the option exercise price will generally be taxable to the 1996 Plan Optionee as compensation income and will generally be deductible for tax purposes by the Company. The dispositions of shares of Common Stock acquired upon exercise of a 1996 Plan NQSO will generally result in a capital gain or loss for the 1996 Plan Optionee, but will have no tax consequences for the Company.

     PERFORMANCE SHARES. The grant of a performance share award will not result in income for the grantee or in a tax deduction for the Company. Upon the settlement of such a right or award, the grantee will recognize ordinary income equal to the fair market value of any shares of Common Stock and/or any cash received and the Company will be entitled to a tax deduction in the same amount.

     RESTRICTED STOCK. The Company is of the opinion that the participant will realize compensation income in an amount equal to the fair market value of the restricted stock (whether received as a grant or as a dividend), less any amount paid for such restricted stock, at the time when the participant's rights with respect to such restricted stock are no longer subject to a substantial risk of forfeiture, unless the participant elected, pursuant to a special election provided in the Code, to be taxed on the restricted stock at the time it was granted or received as a dividend, as the case may be. Dividends paid to the participant during the 1996 Plan Restricted Period will be taxable as compensation income, rather than as dividend income, unless the election referred to above was made. The Company is also of the opinion that it will be entitled to a deduction under the Code in the amount and at the time that compensation income is realized by the participant. The amount of income realized by each participant and the amount of the deduction available to the Company will be affected by any change in the market price of the Common Stock during the 1996 Plan Restricted Period.

VOTING REQUIREMENTS

     Approval of the 1996 Stock Option and Award Plan will require the affirmative vote of a majority of the shares of Common Stock present, in person or represented by proxy, and entitled to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1996 STOCK OPTION AND AWARD PLAN.

                               NEW PLAN BENEFITS

     The following table sets forth certain information with respect to stock options that have been granted under the 1995 Stock Option and Award Plan during 1995 (which grants are subject to stockholder approval) held by (1) the Company's Chief Executive Officer and each other executive officer of the Company named in the Summary Compensation Table under the caption "Executive Compensation," (2) all executive officers of the Company as of the date hereof, as a group, (3) all directors of the Company who are not executive officers of the Company as of the date hereof, as a group, (4) each nominee named herein for election as a director, (5) each associate of any of such directors, executive officers or nominees, (6) each person who has been granted five percent or more of such options and (7) all employees, including all current officers who are not executive officers, as a group. On March 22, 1996, the last reported sale price of the Common Stock, as reported on NASDAQ, was $20 1/2. No awards or other benefits have been awarded under the 1995 Employee Stock Purchase Plan or the 1996 Stock Option and Award Plan, both of which are subject to stockholder approval.

                            NEW PLAN BENEFITS TABLE

                                                                         1995 STOCK OPTION
                                                                          AND AWARD PLAN
                                                                        -------------------
                                                                                    NUMBER
                                                                        DOLLAR        OF
                        NAME AND POSITION(1)                          VALUE($)(2)  OPTIONS(3)
--------------------------------------------------------------------- -----------  ----------
James R. Hawkins,....................................................    --          22,500
  Chairman of the Board and Chief Executive Officer
C. Ivan Wilson,......................................................    --          13,000
  Vice Chairman of the Board
James T. Sartain,....................................................    --          24,800
  President and Chief Operating Officer
Rick R. Hagelstein,..................................................    --          24,800
  Executive Vice President and Chief Credit Officer
Matt A. Landry, Jr.,.................................................    --          21,300
  Executive Vice President and Chief Financial Officer
Richard E. Bean,.....................................................    --              --
  Director
Bart A. Brown, Jr.,..................................................    --              --
  Director
Donald J. Douglass,..................................................    --              --
  Director
David W. MacLennan,..................................................    --              --
  Director
David Palmer,........................................................    --              --
  Director
Tom Landry(4),.......................................................    --           4,000
  Vice President
Terry Dewitt,........................................................    --          11,500
  Senior Vice President, Due Diligence Manager
Steve Fillip,........................................................    --          11,500
  Senior Vice President, Branch Operations Manager
All current executive officers, as a group (14 persons)..............    --         173,600
All current directors who are not executive officers, as a group
  (five persons).....................................................    --              --
All employees (including officers who are not executive officers),
  as a group (16 persons)............................................    --          56,000

                                                   (See notes on following page)

---------------

(1) No grants of stock options under the 1995 Stock Option and Award Plan were made to Robert W. Brown during 1995. After the Effective Date, Mr. Brown resigned from the Company in order to devote substantially all of his time to the Trust. See "Employment Agreements and Severance and Change-in-Control Arrangements."

(2) None of such options granted under the 1995 Stock Option and Award Plan is presently exercisable. See note (2) to the Option Grants in 1995 table under the caption "Option Grants." Because actual dollar values which may be realized upon exercise of such options will be based on the exercise price and the market price of the Common Stock on the date of exercise, such dollar values are indeterminable at this time.

(3) Number of options refers to the number of shares of Common Stock underlying options which have been granted under the 1995 Stock Option and Award Plan, subject to stockholder approval of such plan.

(4) Tom Landry is the son of Matt A. Landry, Jr., the Company's Executive Vice President and Chief Financial Officer.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed KPMG Peat Marwick LLP ("KPMG") to serve as independent certified public accountants for the Company and its subsidiaries for fiscal year 1996. It is intended that such appointment be submitted to the stockholders of the Company for ratification at the Annual Meeting. KPMG has served as the Company's auditors since October 27, 1995 (on which date KPMG was so appointed by the Board of Directors, which appointment was recommended by the Board's Audit Committee) and has no investment in the Company or its subsidiaries.

     Although the submission of this matter to the stockholders is not required by law, the Board of Directors will reconsider its selection of independent accountants if this appointment is not ratified by the stockholders. Ratification will require the affirmative vote of the majority of the shares of Common Stock represented at the meeting, in person or by proxy.

     It is expected that representatives of KPMG will be present at the Annual Meeting with an opportunity to make a statement should they desire to do so and to respond to appropriate questions from stockholders.

     During the Debtor's two most recent fiscal years prior to the Effective Date, no audited financial statements of the Debtor were prepared, and therefore no report on such financial statements was prepared. Prior thereto, Arthur Andersen & Co. L.L.P. served as the Debtor's independent public accountants.

     Prior to the Merger, Jaynes, Reitmeier, Boyd & Therrell, P.C. ("Jaynes Reitmeier") served as J-Hawk's independent public accountants. Jaynes Reitmeier's accountant's report with respect to the J-Hawk annual financial statements for the year 1994 did not contain an adverse opinion, disclaimer or qualification. During such period, Jaynes Reitmeier and J-Hawk had no disagreements regarding any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure of the type referred to in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Act of 1933, as amended, and no reportable event described in Item 304(a)(1)(v) of such Regulation S-K occurred.

                            STOCKHOLDERS' PROPOSALS

     Pursuant to the Exchange Act, and regulations thereunder, individual stockholders have a limited right to propose for inclusion in the proxy statement a single proposal for action to be taken at an annual meeting of stockholders. Proposals intended to be presented at the Annual Meeting to be held in 1997 must be received at the Company's principal executive offices no later than November 27, 1996. Such proposals should be addressed as follows:
FirstCity Financial Corporation, 6400 Imperial Drive, Waco, Texas 76712,
Attention: Secretary.

                                 OTHER MATTERS

     Management does not presently know of any matters which may be presented for action at the Annual Meeting other than those set forth herein. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxies solicited by management to exercise their discretionary authority to vote the shares represented by all effective proxies on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

March 27, 1996

                                   EXHIBIT A

                       FIRSTCITY FINANCIAL CORPORATION
                      1995 STOCK OPTION AND AWARD PLAN


ARTICLE 1. Establishment, Purpose and Duration

         1.1 Establishment of the Plan. FIRSTCITY FINANCIAL CORPORATION, a Delaware corporation (hereinafter referred to as "FIRSTCITY FINANCIAL CORPORATION 1995 Stock Option and Award Plan" (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Performance Shares and Restricted Stock.

         Subject to approval by FIRSTCITY's stockholders at their 1996 Annual Meeting, the Plan shall become effective as of October 27, 1995 (the "Effective Date") and shall remain in effect as provided in Section 1.3.

         1.2 Purpose of the Plan. The purpose of the Plan is to secure for FIRSTCITY and its stockholders the benefits of the incentive inherent in stock ownership in FIRSTCITY by key employees, directors and other persons who are largely responsible for its future growth and continued success. The Plan promotes the success and enhances the value of FIRSTCITY by inking the personal interests of Participants to those of FIRSTCITY's stockholders, and by providing Participants with an incentive for outstanding performance.

       The Plan is further intended to provide flexibility to FIRSTCITY in its ability to motivate, attract and retain the services of Participants upon whose judgement, interest and special effort the successful conduct of its operation largely depends.

         1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 13, until the day prior to the tenth (10th) anniversary of the Effective Date.

         1.4 Types Of Options. The Options granted under the Plan are intended to be either Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not meet the requirements for Incentive Options ("Nonqualified Stock Options"). FIRSTCITY makes no warranty, however, as to the qualification of any Option as an Incentive Option.

ARTICLE 2. Definitions

       Whenever used herein, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

       (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Performance Shares or Restricted Stock.



                                  EXHIBIT A-1

       (b) "Award Agreement" means an agreement entered into by each Participant and FIRSCITY, setting forth the terms and provisions applicable to Awards granted to Participants hereunder.

       (c) "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

       (d) "Board" or "Board of Directors" means the Board of Directors of FIRSTCITY.

       (e) "Cause" means: (i) willful or negligent misconduct on the part of a Participant that is detrimental to FIRSTCITY; or (ii) the indictment of a Participant for the commission of a felony. The existence of "Cause" under either (i) or (ii) shall be determined by the Committee. Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause" and/or provides a means of determining whether "Cause" exists, such definition of "Cause" and the means of determining its existence shall apply to the Participant for purposes hereof.

        (f)      "Change in Control" shall be deemed to have occurred if
                 (i) An acquisition by any Person of Beneficial Ownership of the Shares then outstanding ("FIRSTCITY Common Stock Outstanding") or the voting securities of FIRSTCITY then outstanding entitled to vote generally in the election of directors "(FIRSTCITY Voting Securities Outstanding")- provided such acquisition of Beneficial Ownership would result in the Person's beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of FIRSTCITY Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of FIRSTCITY Voting Securities Outstanding; and provided further, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of FIRSTCITY Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of FIRSTCITY Voting Securities Outstanding, as the case may be, or

                 (ii) The approval of the stockholders of FIRSTCITY of a reorganization, merger consolidation, complete liquidation or dissolution of FIRSTCITY, the sale or disposition of all or substantially all of the assets of FIRSTCITY or similar corporate transaction (in each case referred to in this Section 2(f) as a "Corporate Transaction") if consummation of such Corporate Transaction is subject, at the time of such or, approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly): or

                 (iii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "incumbent Board") cease for any reason to constitute at least a majority of the



                                  EXHIBIT A-2

                 Board; provided, however, for purposes of this Section 2(f), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by FIRSTCITY's stockholders, was approved by at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board: but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

Notwithstanding the provisions set forth in subparagraphs (I) and (ii) of this
Section 2(f), the following shall not constitute a Change in Control for purposes hereof; (1) any acquisition of shares of common stock of FIRSTCITY by, or consummation of a Corporate Transaction with, any Subsidiary or an employee benefit plan (or related trust) sponsored or maintained by FIRSTCITY or an affiliate; or (2) any acquisition of shares of common stock of FIRSTCITY, or consummation of a Corporate Transaction, following which more that fifty percent (50%) of the shares of common stock then outstanding of the corporation resulting from such acquisition or Corporate Transaction and more than fifty percent (50%) of the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners of FIRSTCITY Common Stock Outstanding and FIRSTCITY Voting Securities Outstanding, respectively, immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of FIRSTCITY Common Stock Outstanding and FIRSTCITY Voting Securities Outstanding, as the case may be.

        (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        (h) "Committee" means the committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in Article 3.

        (i) "Director" means any individual who is a member of the Board of Directors.

        (j) "Disability" shall have the meaning ascribed to such term in the FIRSTCITY long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section 22(e)(3) of the Code.

       (k) "Employee" means any full-time, salaried employee of FIRSTCITY, or FIRSTCITY's Subsidiaries.



                                  EXHIBIT A-3

       (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

       (m)       "Fair Market Value" shall be determined as follows:

                 (i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal such securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

                 (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted. For purposes of the foregoing, a market in which trading is sporadic and the ask quotations generally exceed the bid quotations by more than 15% shall not be deemed to be a "regular, active public market." and

                 (iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

       (n) "Final Award" means the actual award earned during a performance period by a Participant, as determined by the Committee at the end of the performance period pursuant to Article

       (o) "Incentive Payment Date" means the seventy-fifth (75th) day following the last day of the performance period during which the Final Award under Article 7 was earned, or such earlier date upon which Final Awards are paid to Participants.

       (p) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

       (q) "Insider" shall mean a Person who is, on the relevant date, a director, officer or beneficial owner of ten percent (10%) or more of any class of FIRSTCITY's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

       (r) "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations



                                  EXHIBIT A-4
promulgated under Code Section 162(m), or any successor statute.

       (s) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 which is not intended to meet the requirements of Code Section 422.

        (t) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

        (u) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

        (v) "Participant" means an Employee, director or other person who has been granted an Award which is outstanding.

        (w) "Performance Share" means an Award of shares granted to an Employee, as described in Article 7.

        (x)      "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

        (y) "Plan Year" shall mean, for purposes of Article 7, FIRSTCITY's fiscal year which coincides with each calendar year during the term hereof.

        (z) "Retirement" shall have the meaning ascribed to such term in the FIRSTCITY FINANCIAL CORPORATION 401(k) Plan.

        (aa) "Restricted Stock" means an Award of restricted Shares granted in accordance with the terms of Article 8 and the other provisions hereof

        (ab) "Shares means the shares of common stock of FIRSTCITY, par value $0.01 per share.

        (ac) "Subsidiary" means any corporation, partnership, joint venture or other entity in which FIRSTCITY has a fifty percent (50%) or greater voting interest.

        (ad) "Window Period" means the period beginning on the third (3rd) business day following the date of public release of FIRSTCITY's quarterly sales and earnings information, and ending on the twelfth (12th) business day following such date.

ARTICLE 3. Administration

        3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who meet the "disinterested administration" requirements of Rule 16b-3 or any successor



                                  EXHIBIT A-5
thereto under the Exchange Act and each of whom qualifies as an outside director under Section 162(m) of the Code or any successor thereto under the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

         The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) or any successor thereto under the Exchange Act. However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3(c)(2) of the Exchange Act, the Board of Directors may appoint a new Committee member who complies with Rule 16b-3(c)(2).

         3.2 Authority of the Committee. Subject to the provisions hereof, the Committee shall have full power to select the Employees and other Persons who are responsible for the future growth and success of FIRSTCITY, who may include, without limitation, consultants, independent contractors or other providers of services to FIRSTCITY, who shall participate herein (who may change from year to year); determine the size and types of Awards, determine the terms and conditions of Awards in a manner consistent herewith (including vesting provisions and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into hereunder; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided herein, including to establish different terms and conditions relating to the effect of the termination of employment or other service to FIRSTCITY. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration hereof As permitted by law, the Committee may delegate its authority hereunder.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions hereof and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including FIRSTCITY, the stockholders, Employees, Participants and their estates and beneficiaries.

ARTICLE 4. Authorized Shares

         4.1     Number of Shares.  Subject to adjustment a as provided in
Section 4.3, the total number of Shares available for grant of Awards shall be an aggregate of two hundred thirty thousand (230,000). These Shares may, in the discretion of FIRSTCITY, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by FIRSTCITY.

         The following rules shall apply for purposes of the determination of the number of Shares available for grant hereunder;

                (a) The grant of an Option or Restricted Stock shall reduce the Shares available for grant hereunder by the number of Shares subject to such Award.




                                  EXHIBIT A-6

                (b) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Shares.

                (c) While an Option, Restricted Stock or Performance Share is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

                (d) In the event an Award is paid in the form of Shares or derivatives of Shares, the authorized pool shall be reduced by the number of Shares or Share derivatives paid to the Participant as determined by the Committee.

                (e) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2).

        4.2 Lapsed Awards. If any Award is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for grant of an Award. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one (1) or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant hereunder.

        4.3 Adjustment in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of FIRSTCITY, any reorganization (whether or not such reorganization comes within the definition of such term in Code
Section 368) or any partial or complete liquidation of FIRSTCITY, such adjustment shall be made in the number and class of Shares which may be delivered hereunder, and in the number and class of and/or price of Shares subject to outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.

ARTICLE 5. Eligibility and Participation

       Any key Employee of FIRSTCITY, or of any Subsidiary, including any such Employee who is also a director of FIRSTCITY, or of any Subsidiary, or any other Person, including consultants, independent contractors or other service providers, whose judgement, initiative and efforts contribute or may be expected to contribute materially to the successful performance of FIRSTCITY or any Subsidiary shall be eligible to receive an Award. In determining the Employees and other Persons to whom an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the duties of the respective Person, their present and



                                  EXHIBIT A-7
potential contributions to the success of FIRSTCITY or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes hereof

       No person who is a member of the Committee shall be eligible to be granted any Award hereunder while so serving.

ARTICLE 6. Stock Options

         6.1 Grant of Options. Subject to the terms and provisions hereof, Options may be granted to Employees or other Persons at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that in the case of any ISO, only an Employee may receive such grant and the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares to which ISOs are exercisable for the first time by the Optionee during any calendar year (hereunder and under all other Incentive Stock Option Plans of FIRSTCITY and any Subsidiary) shall not exceed $100,000. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants.

       The maximum number of Options that a Named Executive Officer can be granted hereunder during any twelve month period is 50,000.

       6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Award Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified to be treated as an ISO (even if designated as an ISO) shall be a NQSO.

       6.3 Option Price. The Option Price for each grant of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the ISO is granted. In no event, however, shall any Participant, who at the time he would otherwise be granted an Option owns (within the meaning of Section 424(d) of the Code) stock of FIRSTCITY possessing more than ten percent (10%) of the total combined voting power of all classes of stock of FIRSTCITY be eligible to receive an ISO at an Option Price less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the ISO is granted. The price at which each share covered by each NQSO shall be purchased by an Optionee shall be established by the Committee, but in no event shall such price be less than eight-five percent (85%) of the Fair
Market Value (or such other percentage of Fair Market Value as may be established by Internal Revenue Service rules or regulations as the limit for granting discounted stock options without causing immediate tax consequences to the Participant) of a Share on the date the Option is granted.

       6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant, provided, however, that no Option shall be exercisable later than the



                                   EXHBIT A-8
tenth (1Oth) anniversary date of its grant, provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of FIRSTCITY possessing more than ten percent (10%) of the total combined voting power of all classes of stock in FIRSTCITY, shall be exercisable not later than the fifth (5th) anniversary date of its grant.

       6.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. Except as otherwise provided in the Award Agreement and Article 12, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

       6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to FIRSTCITY, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to FIRSTCITY in full either: (a) in cash, or (b) if approved by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) in part, by delivering to FIRSTCITY an executed promissory note on such terms and conditions as the Committee shall determine at the time of grant, in its sole discretion, but which shall require a perfected pledge of shares of Common
Stock of FIRSTCITY as security for such promissory note, which shares shall have a fair market value (as defined in Section 5 hereof) at least equal to the principal amount of such promissary note; provided, however, that the principal amount of such note shall not exceed ninety percent (90%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option, or (d) by a combination of (a) and (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         As soon as practicable after receipt of a written notification of exercise and full payment, FIRSTCITY shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Options(s).

       6.7 Termination of Employment Due to Death, Disability or Retirement. Unless otherwise provided by the Committee in an Award Agreement, the following rules shall apply in the event of the Participant's termination of employment due to death, Disability, or Retirement. With respect to a Participant that is a non-employee director of FIRSTCITY or is otherwise not an Employee, the following references to employment shall be deemed to be references to service as a director or in



                                  EXHIBIT A-9
such other capacity as is determined by the Committee

        (a) if any Employee shall die while in the employ of such corporation or during either the one (1) year or three (3) month period, whichever is applicable, specified in clauses (b) and (c) below, any Option granted hereunder, unless otherwise specified by the Committee in the Option, shall be exercisable for any or all of such number of Shares that such Employee is entitled to purchase at the time of death, by the legal representative of such Employee or by such person who acquired such Option by bequest or inheritance or by reason of the death of such Employee, at any time up to and including one (1) year after the date of death;

        (b) if the employment of any Employee shall terminate by reason of such Employee's disability (as described in Section 22(e)(3) of the Code), any Option granted hereunder shall be exercisable for any or all of such number of Shares that such Employee is entitled to purchase at the effective date of termination of employment by reason of disability, at any time up to and including on (1) year (or such shorter period specified by the Committee in the Option) after the effective date of such termination of employment);

        (c) if the employment of any Employee shall terminate (i) by reason of the Employee's age or upon such conditions as shall be specified by the Committee in the Option), (ii) by the Employee for "good reason" (only if such Employee is party to a written employment agreement with FIRSTCITY or any subsidiary corporation or parent corporation which expressly provides for termination by the Employee for "good reason," and such Employee validly terminates his or her employment ("Termination For Good Reason")), or (iii) by the employer other than for cause (as defined below), such option, unless otherwise specified by the committee in the option, shall be exercisable for any or all of the such number of Shares that such Employee is entitled to exercise at the effective date of termination of employment, at any time up to and including three (3) months after the effective date of such termination of employment; and

        (d) if the employment of any Employee shall terminate by any reason other than that provided for in clauses (a), (b) or (c) above, such option, unless otherwise specified by the Committee in such Option shall, to the extent not theretofore exercised, become immediately null and void

        None of the events described in clauses (a), (b) or (c) above shall extend the period of exercisability of the Option beyond the expiration date thereof.

        6.8 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than the reasons set forth in Section 6.7, all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to FIRSTCITY (and shall once again become available for grant hereunder). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.



                                  EXHIBIT A-10

       In the event an Employee's employment is terminated by FIRSTCITY for cause, or an Employee voluntarily terminates his employment (other than upon retirement), the rights under any then vested outstanding Options shall terminate immediately upon such termination of employment. If the Employee's employment is terminated by FIRSTCITY without Cause, any options vested as of the date of termination shall remain exercisable at any time prior to their expiration date or for three (3) months after his date of termination of employment, whichever period is shorter.

       6.9 Limited Transferability. A Participant may transfer an Option to members of his or her Immediate Family to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Award Agreement evidencing such Option expressly provides that the Option may be transferred and (ii) the Participant does not receive any consideration in any form whatsoever for said transfer. Any Options so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior the transfer thereof Any reference in any such Award Agreement to the employment by or performance of services for FIRSTCITY by the Participant shall continue to refer to the employment of or performance by the transferring Participant. For purposes hereof, "Immediate Family" shall mean the Participant and the Participant's spouse, and their respective ancestors and descendants. Any Option that is granted pursuant to any Award Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 7. Performance Shares

       7.1 Grant of Performance Shares. Subject to the terms hereof, Performance Shares may be granted to eligible Employees at any time and from time to time for no consideration, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Shares granted to each Participant; provided, however, that unless and until FIRSTCITY's stockholders vote to change the maximum number of Performance Shares that may be earned by any one Named Executive Officer (subject to the terms of Article 13, none of the Named Executive Officers may earn more than fifty thousand (50,000) Performance Shares with respect to any performance period.

       7.2 Value of Performance Shares. Each Performance Share shall have a value equal to the Fair Market Value of a Share on the date the Performance Share is earned. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number of Performance Shares that will be earned by the Participants. The time period during which the performance goals must be met shall be called a "performance period." Performance periods shall, in all cases, equal or exceed two (2) years in length. The performance goals shall be established at the beginning of the performance period (or within such time period as is permitted by Code Section 162(m)).



                                 EXHIBIT A- 11

         Unless and until FIRSTCITY's stockholders vote to change the general performance measures (subject to the terms of Article 13), the attainment of which shall determine the number of Performance Shares earned hereunder, the Committee will use one or more of the following performance measures for purposes of grants to Named Executive Officers: Total shareholder return, return on equity, earnings per share and ratio of operating overhead to operating revenue. Each Plan Year, the Committee, in its sole discretion, may select among the performance measures specified in this Section 7.2 and set the relative weights to be given to such performance measures. However, in the case of Participants who are not Named Executive Officers, the Committee may approve performance measures that are not specified in this Section 7.2 without obtaining stockholder approval of such measures.

         In the event that applicable tax and/or securities laws (including, but not limited to, Code Section 162(m) and Section 16 of the Exchange Act) change to permit Committee Discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

         7.3 Earning of Performance Shares. After the applicable performance period has ended, the Committee shall certify the extent to which the established performance goals have been achieved. Subsequently, each holder of Performance Shares shall be entitled to receive payout on the number of Performance Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee may, in Its sole discretion, decrease the amount of a Final Award otherwise payable to a Participant under this Article 7. The Committee shall have no discretion, however, to increase the amount of a Final Award otherwise payable to a Named Executive Officer under this Article 7.

         7.4 Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares shall be made, in a single lump sum, promptly but in no event later than the Incentive Payment Date. The Cornmittee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which have, as of the close of the applicable performance period, an aggregate Fair Market Value equal to the value of the earned Performance Shares.

         7.5 Termination of Employment Due to Death, Disability or Retirement or at the Request of FIRSTCITY Without Cause. In the event the employment of a Participant is terminated by reason of death, Disability or Retirement or by FIRSTCITY without Cause during a performance period, the Participant shall receive a prorated payout with respect to the Performance Shares. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Shares during the performance period, and shall further be adjusted based on the achievement of the established performance goals at the time of his termination.

         Payment of earned Performance Shares shall be made at the same time payments are made to Participants who did not terminate employment during the applicable performance period.



                                  EXHIBIT A-12

        7.6 Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 7.5, all Performance Shares shall be forfeited by the Participant to FIRSTCITY.

        7.7 Nontransferability. Unless the Committee provides otherwise in the Award Agreement, Performance Shares which are not yet earned may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution. Further, a Participant's Performance Share rights hereunder shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 8. Restricted Stock

       8.1 Grants. The Committee may from time to time In its discretion grant Restricted Stock to Employees and may determine the number of Shares of Restricted Stock to be granted and the terms and conditions of, and the amount of payment, if any, to be made by the Employee for, such Restricted Stock. A grant of Restricted Stock may require the Employee to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Employee can purchase the Shares of Restricted Stock. Each grant of Restricted Stock will be evidenced by an Award Agreement containing terms and conditions not inconsistent herewith as the Committee shall determine to be appropriate in its sole discretion. Such Restricted Stock shall be granted subject to the restrictions prescribed pursuant hereto and the Award Agreement.

         8.2 Restricted Period; Lapse of Restrictions. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period") applicable to such grant which, unless the Committee otherwise provides, shall not be less than one (1) year. Subject to the other provisions of this Article 8, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Stock. Such conditions may, but need not, include without limitation, (a) the death, Disability or Retirement of the Employee to whom Restricted Stock is granted, (b) the occurrence of a Change in Control or (c) the attainment of certain performance goals. The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

        8.3 Rights of Holder; Limitations Thereon, Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Employee shall be registered in the Employee's account. Following such registration, the Employee shall have rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends and to vote such Restricted Stock, except that the right to receive cash dividends shall be the fight to receive such dividends either in cash currently or by payment in Restricted Stock,



                                  EXHIBIT A-13
as the Committee shall determine, and except further that, the following restrictions shall apply:

         (a) The Employee shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

        (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and


        (c) All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Employee to such Restricted Stock shall terminate without further obligation on the part of FIRSTCITY unless the Employee has remained a full-time employee of FIRSTCITY or any of its Subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Restricted Stock. Upon forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to FIRSTCITY without further action by the Employee, and shall, in accordance with Section 4.2, again be available for grant hereunder.

       With respect to any Shares received as a result of adjustments under
Section 4.3) and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8.

         8.4 Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee, the restrictions applicable to such Restricted Stock (including, without limitation, the restrictions specified in Section 8.5) shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the Restricted Stock. FIRSTCITY shall not be required to deliver any fractional Share but will pay, in lieu thereof the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof Prior to or concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 14.

         8.5 Nonassignability of Restricted Stock. Unless the Committee provides otherwise in the Award Agreement, no grant of, nor any night or interest of a Participant in or to any Restricted Stock, or in any instrument evidencing any grant hereunder, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

ARTICLE 9. Beneficiary Designation



                                  EXHIBIT A-14

        Each Participant hereunder may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit hereunder is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by FIRSTCITY and shall be effective only when filed by the Participant, in writing, with FIRSTCITY during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

        The spouse of a married Participant domiciled in a community property Jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 10.  Deferrals

        The Committee may permit a Participant, to defer to another plan or program such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, the satisfaction of any requirements or goals with respect to Performance Shares or the vesting of Restricted Stock. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 11.  Rights of Employees

        11.1 Employment. Nothing herein shall interfere with or limit in any way the right of FIRSTCITY or a subsidiary to terminate any Participant's employment or engagement by FIRSTCITY at any time, nor confer upon any Participant any right to continue in the employ or service of FIRSTCITY or a Subsidiary. For purpose hereof transfer of employment of a Participant between FIRSTCITY and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

        11.2 Participation. No Employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

ARTICLE 12.  Change in Control

        Upon the Occurrence of a Change in Control, except as provided in the Award Agreement or unless otherwise specifically prohibited by the terms of
Article 17:

        (a) Any and all Options granted hereunder shall become fully vested and immediately exercisable;

        (b) The target payout opportunity attainable under all outstanding Performance Shares shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change in Control, and all earned Performance Shares shall be paid out in



                                  EXHBIT A-15
        accordance with Section 7.4 to Participants within thirty (30) days following the effective date of the Change in Control; provided, however, that there shall not be an accelerated payout with respect to Performance Shares which were granted less than six (6) months prior to the effective date of the Change in Control;

        (c) All restrictions on a grant of Restricted Stock shall lapse and such Restricted Stock shall be delivered to the Participant in accordance with Section 8.4; provided, however, that there shall not be an accelerated delivery with respect to Restricted Stock which was granted less than six (6) months prior to the effective date of the Change in Control; and


        (d) Subject to Article 13, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change of Control.

ARTICLE 13.  Amendment, Modification and Termination

        13.1 Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part, provided, that. Unless approved by the holders of a majority of the total number of Shares of FIRSTCITY represented and voted at a meeting at which a quorum is present, no amendment shall be made hereto if such amendment would (a) materially modify the eligibility requirements provided in
Article 5; (b) increase the total number of shares (except as provided in Section 4.3) which may be granted hereunder, as provided in Section 4.1; (c) extend the term hereof; or (d) amend the Plan in any manner which the Board, in its discretion, determines should become effective only if approved by the stockholders even though such stockholder approval is not expressly required hereby or by law. No amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of stockholders.

        13.2 Awards Previously Granted. No termination, amendment or modification hereof shall adversely affect in any material way any Award previously granted hereunder, without the written consent of the Participant holding such Award. The Committee with the written consent of the Participant holding such Award, shall have the authority to cancel Awards outstanding and grant replacement Awards therefore.

        13.3 Compliance With Code Section 162(m), At all times when the Committee determines that compliance with Code Section 162(m) is desired, all Awards shall comply with requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards, the Committee may, subject to this Article 13, make any adjustments it deems appropriate.

ARTICLE 14.  Withholding



                                  EXHIBIT A-16

        FIRSTCITY may require an Employee exercising a Nonqualified Stock Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive Stock Option in a disqualifying disposition (within the meaning of Section 421 (b) of the Code), to reimburse the corporation which employs such Employee for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation which employs such Employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the Employee upon such terms and conditions as the Committee shall prescribe. The corporation that employs such Employee may, in its discretion, hold the stock certificate to which such Employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.
In addition, at any time that FIRSTCITY becomes subject to a withholding obligation under applicable law with respect to the exercise of a Nonqualified Stock Option (the "Tax Date"), except as set forth below, a holder of a Nonqualified Stock Option may elect to satisfy, whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing FIRSTCITY to withhold from Shares issuable in the related exercises either a specified value (in either case not in excess of the related personal tax liabilities). (b) tendering Shares previously issued pursuant to the exercise of an Option or other shares of FIRSTCITY's Common Stock owned by the holder or (c) combining any or all of tile foregoing Elections in any fashion. An Election shall be irrevocable. The withheld Shares and other shares of Common Stock tendered in payment shall be valued at their fair market value (as determined under section
5) on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, FIRSTCITY shall be authorized, without the prior written consent of the Employee, to effect any such withholding upon exercise of a Nonqualified Stock Option by retention of Shares issuable upon such exercise having a Fair Market Value equal to the amount to be withheld, provided, however that FIRSTCITY shall not be authorized to effect such withholding without the prior written consent of the Employee if such withholding would subject such Employee to liability under Section 16 (b) of the Exchange Act. The Committee may prescribe such rules as it determines with respect to Employees subject to the reporting requirements of Section (a) of the Exchange Act to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the "Commission") under
Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange act.

ARTICLE 15.  Indemnification

        Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by FIRSTCITY against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act hereunder and against and from any and all



                                  EXHIBIT A-17
amounts paid by him or her in settlement thereof, with FIRSTCITY's approval, or paid by him in satisfaction of any judgement in any such action, suit or proceeding against him, provided he shall give FIRSTCITY an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under FIRSTCITY's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that FIRSTCITY may have to indemnify them or hold them harmless.

ARTICLE 16.  Successors

       All obligations of FIRSTCITY hereunder, with respect to Awards, shall be binding on any successor to FIRSTCITY, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of FIRSTCITY.

ARTICLE 17.  Legal Construction

         17.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         17.2 Severability. In the event any provision hereof shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts hereof, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         17.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         17.4 Regulatory Approvals and Listing. FIRSTCITY shall not be required to issue any certificate or certificates for Shares hereunder prior to (i) obtaining any approval from any governmental agency which FIRSTCITY shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on any national securities exchange or Nasdaq on which FIRSTCITY's Shares may be listed or quoted and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which FIRSTCITY shall, in its sole discretion, determine to be necessary or advisable.

         Notwithstanding any other provision set forth herein, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant hereto to any insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.



                                  EXHIBIT A-18

         17.5 Securities Law Compliance. With respect to Insiders, transactions hereunder are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions hereof or action by the Committee falls to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         17.6 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.



















                                  EXHIBIT A-19

                                   EXHIBIT B

                        FIRST CITY FINANCIAL CORPORATION
                       1995 EMPLOYEE STOCK PURCHASE PLAN

1.      ESTABLISHMENT AND DURATION OF PLAN

        FIRSTCITY FINANCIAL CORPORATION ("FIRSTCITY") hereby establishes the 1995 Employee Stock Purchase Plan (the "Plan"), under which employees of FIRSTCITY and its subsidiaries shall have the right pursuant to Options (as hereinafter defined) granted under the Plan to purchase shares of common stock, par value $.01 per share, of FIRSTCITY (the "Common Stock") through payroll deductions as provided herein. It is intended that the Plan shall qualify under the provisions of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and shall be construed accordingly. The Plan shall be effective as of the date it is originally approved by the Board of Directors (the "Board") of FIRSTCITY (the "Effective Date"), subject to any registration requirements under the Securities Act of 1933, as amended (the "Act"), and the approval of stockholders of FIRSTCITY under Section 423 of the Code, and shall continue until terminated in accordance with Section 10. Rights to purchase shares offered pursuant to the Plan are a matter of separate inducement and not in lieu of any salary or other compensation for the services of any employee.

2.      ADMINISTRATION

        The Board shall appoint a committee (the "Committee") comprised of not less than three persons (at least two of whom shall be members of the Board) who shall not be eligible, and shall not have been eligible at any time within one year prior thereto, for selection as a person to whom Options may be granted pursuant to the Plan. The Committee shall designate an administrator (the "Administator") of the Plan, who may be, but shall not be required to be, a member of the Committee. The Committee and the Administrator shall administer the Plan, all as provided herein. The members of the Committee shall serve at the pleasure of the Board, and the Administrator shall serve at the pleasure of the Committee. The Committee shall hold meetings at such times and places as it may determine and may take action by unanimous written consent or by means of a meeting held by conference telephone call or similar communications equipment pursuant to which all persons participating in the meeting can hear each other. The Committee may request advice or assistance or employ such other persons as it deems necessary for proper administration of the Plan. Subject to the express provisions of the Plan and the requirements of applicable law, the Committee shall have authority, in its discretion, to determine: (i) when each offering hereunder of Options (hereinafter, an "Offering") shall be made; (ii) the duration of each Offering; (iii) the dates on which the purchase period for each Offering shall begin and end; and (iv) the total number of shares subject to each Offering. Subject to the express provisions of the Plan, the Committee shall have the discretionary authority:
(a) to construe and interpret Offerings, Options, the Plan and the respective rights to purchase shares; (b) to prescribe, amend and rescind rules and regulations relating to the Plan; (c) to supply omissions, reconcile inconsistencies, and correct defects in the Plan and correct errors made in



                                  EXHIBIT B-1
the administration of the Plan; and (d) to make all other determinations necessary or advisable for administering the Plan. Except as to matters which are herein expressly reserved for determination by the Board, the decisions and determinations of the Committee with respect to matters referred to in this
Section 3 as within its province shall be final, conclusive and binding upon all persons, including, but not limited to, FIRSTCITY and its subsidiaries, their stockholders and directors and any person having any interests in any Options which are granted hereunder, except that, to the extent required by law or by the Certificate of Incorporation or Bylaws of FIRSTCITY, the terms of any Offering shall be subject to ratification by the Board of Directors prior to the effective date of such Offering.

3.      PARTICIPATION

        (a) Grant of Options. Except as otherwise provided herein, each employee of FIRSTCITY or of any corporation, partnership or other legal entity at least 50% of the combined voting power of which is owned directly or indirectly by FIRSTCITY (a "Subsidiary"), including, but not limited to, any corporation which becomes a Subsidiary of FIRSTCITY on or after the adoption hereof, as are designated by the Committee), shall automatically, on the first day of an Offering, be granted an option ("Option") hereunder to purchase shares of Common Stock (employees to whom Options are granted are hereinafter sometimes referred to as "Participants"), which Option shall continue through the term of such Offering period. Each such Offering period is referred to herein as an "Offering Period".

        (b) Excluded Employees. Notwithstanding the foregoing, Options cannot be granted to the following employees: (i) employees whose customary employment is 20 hours or less per week or not more than five months in any calendar year; and (ii) employees who have been employed less than ninety (90) days as of the effective date of an Offering hereunder (notwithstanding the foregoing, with respect to the first Offering under the Plan, persons who are employees of FIRSTCITY on the effective date of this Plan shall be deemed to have satisfied the requirements of this clause (ii)).

        (c) 5% Shareholders. Notwithstanding the foregoing, an employee cannot be granted an Option if such employee, immediately after the Option is granted, would own stock possessing 5% or more of the total combined voting power or value of all class of stock of the employee's employer or of any subsidiary or parent corporation of the employee's employer (in determining stock ownership of an individual, the rules of Section 424(d) of the Code shall be applied; in addition, an employee is considered for this purpose as also owning stock which he or she may purchase under any outstanding stock options (including an Option)). No Option shall be exercisable for shares of Common Stock except to the extent of that number of shares which would not cause the Participant to whom such Option is granted to be a 5% or more shareholder as described above.

        (d) Conditions of an Offering. The terms and conditions of each Offering shall: (i) state its effective date; (ii) define the duration of such Offering and the purchase period



                                  EXHIBIT B-2
thereunder; (iii) specify the maximum number of shares of Common Stock that may be purchased thereunder.

        (e) Rights and Privileges. All employees of FIRSTCITY or any of its Subsidiaries shall have the same rights and privileges hereunder, except that the amount of Common Stock which may be purchased by any employee under an Option shall bear a uniform relationship to the total compensation of employees in accordance with the maximum authorized payroll deduction or other limitations as set forth in Section 4(b).

4.      TERMS AND CONDITIONS OF OPTIONS

        Each Option shall be evidenced by such written document as may be prescribed by the Administrator or its designee. Options and their exercise shall be subject to the following requirements:

        (a) Option Price. The price to be paid for Common Stock upon exercise of an Option shall not be less than 85% of the Fair Market Value of the Common Stock on the last trading day of each Offering Period. "Fair Market Value" shall be determined as follows:

                (i) If, on the relevant date, the Common Stock is traded on a national or regional securities exchange or on the Nasdaq Stock Market ("Nasdaq") and closing sale prices for the Common Stock are customarily quoted, on the basis of the closing sale price on the principal such securities exchange on which the Common Stock may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

                (ii) If, on the relevant date, the Common Stock is not listed on any securities exchange or traded on Nasdaq, but nevertheless is publicly traded and reported without closing sale prices for the Common Stock being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by The National Quotation Bureau Incorporated on that date, or if such prices shall not have been reported on such date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported on the immediately preceding the day on which such bid and asked prices were quoted; and

                (iii) If, on the relevant date, the Common Stock is not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

        (b)    Manner of Exercise and Payment.

                (i) FIRSTCITY shall maintain a payroll deduction account for each Participant. In order to exercise an Option, a Participant must, on the effective date of an Offering, or thereafter during the Offering, authorize payroll deductions in advance for future pay



                                  EXHIBIT B-3
        periods, which do not necessarily have to be taken for each consecutive pay period. Such payroll deductions may not exceed, in the aggregate for any purchase period, IO% of the total salary, wages and bonuses paid such Participant during the purchase period specified in the Offering (or for such portion thereof as the employee is eligible to participate), subject to appropriate adjustments that would exclude items such as reimbursement of moving, travel, trade or business expenses. The Administrator may, in its sole discretion, establish a minimum amount of any such payroll deduction, and/or may require that any payroll deduction must be made in whole percentages (i.e., 1%, 2%, 3%, etc.) and not in any fraction of a percentage. Such payroll deduction authorizations shall be made by filing with the Administrator or its designee a completed form prescribed or approved by the Administrator or its designee. The form will authorize a regular payroll deduction from the employee's compensation and must specify the date on which such deduction is to commence, which may not be retroactive.

                (ii) A Participant may at any time and for any reason withdraw the entire cash balance then accumulated in his or her payroll deduction account and thereby withdraw from participation in an Offering. Upon withdrawal of the cash balance in his or her payroll deduction account, an employee shall cease to be eligible to participate in the Offering pursuant to which the withdrawn funds were withheld. Partial withdrawals shall not be permitted. Any cash balance withdrawn in accordance with this Section 4(b)(ii) may not be transferred to any payoll deduction account maintained for the employee pursuant to another offering, whether under the Plan or under another such plan. No interest shall be paid on cash balances in an employee's payroll deduction account.

                (iii) Subject to Section 4(f), an Option shall be deemed to be exercised automatically on the last day of each Offering Period during which a payroll deduction is taken. Such Option shall be exercised each such time to the extent of the number of full shares of Common Stock which may be purchased with the funds in the respective Participant's payroll deduction account. Any amount remaining because such remaining amount was not sufficient to purchase a full share may be retained by FIRSTCITY for the Participant's account and applied to the purchase price of shares of Common Stock pursuant to subsequent Offerings undertaken by FIRSTCITY, or may be withdrawn therefrom by a Participant pursuant to Section 4(b)(ii) hereof.

                (iv) A Participant may prospectively increase the amount authorized as payroll deductions or temporarily discontinue payroll deductions, effective as of the time specified, by filing a notice to such effect with the Administrator or its designee on a form prescribed by the Administrator or its designee; provided, however, that no such change or temporary discontinuance shall be effective earlier than the next payroll period after receipt of such form; and, further provided, that any Participant who temporarily discontinues may not resume payroll deductions until the expiration of ninety (90) days from the date of discontinuance. Such decrease or discontinuance shall be effective thereafter until another election authorizing a payroll deduction is filed with the



                                  EXHIBIT B-4

        Administrator or its designee in the manner described above. Options may only be exercised by paying the Option price through a payroll deduction as provided above. Notwithstanding the foregoing, no Participant shall be entitled to decrease his or her payroll deduction more than twice during any Offering Period.

         (c) Term of Option. No Option may be exercised after the expiration of five (5) years from and after the date such Option is initially granted, and thus each Option shall, unless earlier exercised, expire five (5) years after the date of its initial grant. Notwithstanding the foregoing, all Options will expire at such time as the maximum aggregate number of shares of Common Stock available hereunder, as set forth in Section 5(a), has been issued pursuant to the exercise of Options. and an Option will expire upon the effective date of termination of the employment of the Participant to whom such Option has been granted or on the date of his or her death.

        (d) Options Non-Assignable. Except as provided in Section 5(g) regarding exercise by a beneficiary (or executor or person performing similar duties), an Option shall be exercisable only by the Participant to whom such Option has been granted during his or her lifetime, and no Option shall be assignable by any Participant.

        (e) Voting and Other rights as a Stockholder. Each Participant shall have full stockholder rights with respect to all shares of Common Stock purchased upon exercise of an Option, including, but not limited to, voting, dividend and liquidation rights. A Participant shall have no rights as stockholder with respect to shares subject to an option for which such Option has not then been exercised. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or in other property) or distributions or other rights for which the record date is prior to the date on which a stock certificate is issued, except as provided in Section 5(a).

        (f) Annual $25,000 Limit. No employee at any time may be granted an Option which permits his or her rights to purchase Common Stock hereunder, and under any other plans qualifying under Section 423 of the Code, of FIRSTCITY and its subsidiaries, taken in the aggregate, to accrue at a rate which exceeds $25,000 of fair market value of such stock determined at the time the Option is granted for each calendar year in which such Option is outstanding. For purposes hereof, (i) the right to purchase Common Stock under an Option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year; (ii) the right to purchase Common Stock under an Option accrues at the rate provided in the Option, but in no case may such rate exceed $25,000 of fair market value of Common Stock (determined at the time such Option is granted) for any one calendar year; and (iii) a right to purchase Common Stock which has accrued under one Option may not be carried over to any other Option. Subject to the other limitations herein, if a Participant does not purchase the maximum amount of Common Stock in a given calendar year, the excess of $25,000 over the amount of Common Stock purchased may be carried over to a subsequent year for a later purchase. Thus, a Participant may purchase $25,000 of Common Stock for the year of purchase and, in addition, that amount for each of the preceding years during which the Option was



                                  EXHIBIT B-5
outstanding to the extent that the $25,000 ceiling was not purchased in the preceding year. However, a Participant may not purchase Common Stock in anticipation that the limit will not be used in future years.

        (g) Retirement, Termination and Death. In the event of a Participant's retirement or termination of employment, the amount in such Participant's payroll deduction account shall be refunded to the Participant and any shares of Common Stock purchased by the Participant that have not been issued shall be issued and delivered to the Participant. In the event of a Participant's death, the amount in the deceased Participant's payroll deduction account may, at the option of the beneficiaries designated by such Participant pursuant to Section 5(h) (or such Participant's executor or a person performing similar duties), be utilized to purchase Common Stock at the end of the Offering Period during which the deceased Participant dies, whereupon all shares so purchased shall be delivered to such beneficiary (or executor or person performing similar duties).

        (h) Designation of Beneficiary. A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Committee. Upon the death of a Participant and upon receipt by the Committee of proof of identity and existence at the Participant's death of a beneficiary validly designated by him or her under the Plan, FIRSTCITY shall deliver such shares and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, FIRSTCITY shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor of administrator has been appointed (to the knowledge of the Committee), the Committee, in its discretion, may cause the delivery of such shares and/or cash to the spouse or to any one or more dependents of the Participant as the Committee may designate. No beneficiary shall, prior to the death of the Participant by whom he or she has been designated, acquire any interest in the shares or cash credited to the Participant under the Plan.

5.       SHARES SUBJECT TO OPTION

         (a) Limitation. No more than an aggregate of one hundred thousand (100,000) shares of Common Stock may be purchased or issued pursuant to the exercise of Options; provided, however, the number of shares subject to the Plan or subject to any Offering or Option under the Plan shall automatically be adjusted from and after the Effective Date to reflect appropriately any of the following events: (i) any stock split in the form of a stock dividend payable in shares of Common Stock; (ii) any recapitalization, reclassification, split-up, consolidation of, or other change in, the Common Stock; or (iii) any exchange of the then outstanding shares of Common Stock in connection with a merger, consolidation, share exchange or other reorganization of FIRSTCITY; provided, however, that any such adjustment shall comply with the rules of
Section 424(a) of the Code if the transaction is one described in said Section 424(a); provided further that in no event shall any adjustment be made that would render any Offering other than an offering



                                  EXHIBIT B-6
pursuant to an employee stock purchase plan within the meaning of Section 423 of the Code. If an Option under the Plan expires or is terminated unexercised for any reason, the shares as to which such right so expired or terminated again may be made subject to Options under the Plan.

         (b) Source of Shares. FIRSTCITY will, in accordance with and to the extent of the exercise of each Option, apply all payroll deductions to the purchase of full shares of Common Stock for the account of the respective Participant. Such shares may be available from either authorized but theretofore unissued shares of Common Stock, Common Stock held in treasury or shares of Common Stock reacquired by FIRSTCITY or which may be purchased from Participants who are receiving Common Stock pursuant to the exercise of Options or from persons who are entitled to receive or who have received Common Stock from any benefit program maintained by FIRSTCITY upon retirement, other termination of employment or any other event. Such purchase may be subject to such terms with respect to price, delivery and other terms and conditions as to which FIRSTCITY may agree. FIRSTCITY may appoint an independent agent to purchase the Common Stock, with the independent agent determining the amount of such purchases, the price to be paid and the broker or dealer, if any, through or from whom the purchases are to be made. For the purposes of making purchases, FIRSTCITY may commingle each Participant's funds with those of all other Participants. The manner and timing of the issuance or purchases of Common Stock hereunder shall be in accordance with applicable federal securities laws.

6.       ISSUANCE OF STOCK CERTIFICATES

         Certificates representing shares of Common Stock purchased under the Plan may be issued in the name of the employee or if he or she so indicates on an appropriate form (i) in his or her name, jointly with a member of his or her family, with right of survivorship, (ii) in the name of a fiduciary for the employee (in the event the employee is under a legal disability to have certificates issued in his or her name) or (iii) in a manner giving effect to the status of such shares as community property in jurisdictions where applicable. Upon termination of employment, certificates representing Common Stock purchased under the Plan will be issued in the name of the employee and forwarded to his or her account address on file with the Plan's transfer agent of record. FIRSTCITY shall pay all issue or initial transfer taxes with respect to the issuance or initial transfer of shares, as well as all fees and expenses necessarily incurred by FIRSTCITY in connection with such issuance or initial transfer.

7.       SECURITIES REGULATION

         FIRSTCITY shall not be required to issue any certificate or certificates for shares of Common Stock hereunder prior to (i) obtaining any approval from any governmental agency which FIRSTCITY shall in its discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on any national securities exchange or Nasdaq on which the shares of Common Stock may be listed and (iii) the completion of any registration or other qualification of such shares under any state or federal law or ruling or regulations of any



                                  EXHIBIT B-7
governmental body which FIRSTCITY shall, in its sole discretion, determine to be necessary or advisable.

8.       AMENDMENT

         The Plan may, from time to time, be amended or modified by the Board in such respects as it shall deem advisable, including, without limitation, amendments to ensure that Options qualify under Section 423 of the Code, or amendments thereto, to conform to any change in any law or regulation governing same; provided, however, that no such amendment or modification shall (i) disqualify the Plan under Section 423 of the Code, (ii) increase the aggregate number of shares of Common Stock which may be purchased or issued pursuant to the exercise of Options (other than an increase merely reflecting a change in capitalization such as a stock dividend or stock split-up), (iii) change the designation of corporations whose employees may be offered Options, (iv) modify the requirements as to eligibility for participation in the Plan, or (v) increase the benefits to officers and di-rectors of FIRSTCITY. Any amendment which would have the effect of (ii), (iii), (iv) or (v) above must be approved by FIRSTCITY's stockholders in accordance with Section 423 of the Code and any securities law requirements.

9.       TERMINATION OF PLAN

         The Plan shall continue until the first to occur of (i) the maximum aggregate number of shares of Common Stock available hereunder, as set forth in
Section 5(a) hereof, being acquired pursuant to the exercise of Options, or
(ii) the termination of the Plan by the Board. In the event that the Plan terminates under the circumstances described in clause (i) above, shares of Common Stock remaining available for purchase pursuant to Options under the Plan as of the termination date shall be issued, upon exercise of such Options, to participating employees on a pro rata basis (in proportion to their payroll deduction accounts); provided, however, that notwithstanding the foregoing, the Board may, at any time in its absolute discretion, terminate the Plan and, unless disallowed by applicable law, terminate any then outstanding Options so that such terminated Options may not be exercised after the effective date of such termination. Any cash balances remaining in Participant's payroll deduction accounts upon termination of the Plan shall be refunded as soon thereafter as practicable. The powers, of the Committee provided by Section 2 hereof to construe and administer the Plan shall nevertheless continue after such termination.

10.      THIRD PARTY BENEFICIARIES

         None of the provisions of the Plan shall be for the benefit of or enforceable by any creditor of a Participant or any other third party (except for a beneficiary designated by a Participant pursuant to Section 5(h) (or such Participant's executor or person performing similar duties)). A Participant may not create a lien, encumbrance or assignment on any portion of the cash balance accumulated in his or her payroll deduction account or on any shares covered by an Option before a stock certificate for such shares is issued for his or her benefit.

                                  EXHIBIT B-8

11.      GENERAL PROVISIONS

         The Plan shall neither impose any obligation on FIRSTCITY or on any parent or subsidiary corporation to continue the employment of any Participant, nor impose any obligation on any Participant to remain in the employ of FIRSTCITY or of any parent or subsidiary corporation. For purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual is an "employee" of such corporation within the meaning of Section 423(a)(2) of the Code and the regulations and rulings interpreting such section. For purposes of the Plan, the transfer of an employee from employment with FIRSTCITY to employment with a parent or subsidiary of FIRSTCITY, or vice versa, shall not be deemed a termination of employment of the employee. Subject to the specific terms of the Plan, all employees granted rights to purchase shares hereunder shall have the same rights and privileges.

12.      GOVERNING LAW

         The Plan and rights to purchase shares that may be granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

13.      EFFECTIVE DATE

         The Plan shall be deemed effective upon its approval by the Board of Directors; provided, however, that no shares of Common Stock shall be purchased through the operation of Section 4(b) hereof until such time as this Plan has been approved by the stockholders of FIRSTCITY; and provided further that no purchase period under the Plan may begin until a registration statement under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan has become effective.











                                  EXHIBIT B-9

                                   EXHIBIT C

                        FIRSTCITY FINANCIAL CORPORATION
                        1996 STOCK OPTION AND AWARD PLAN

ARTICLE 1. Establishment, Purpose and Duration

        1.1 Establishment of the Plan. FIRSTCITY FINANCIAL CORPORATION, a Delaware corporation establishes this stock option and award plan for fiscal year 1996 (hereinafter referred to as "FIRSTCITY FINANCIAL CORPORATION 1996 Stock Option and Award Plan (the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Performance Shares and Restricted Stock.

        Subject to approval by FIRSTCITY's stockholders at their 1996 Annual Meeting, the Plan shall become effective as of January 1, 1996 (the "Effective Date") and shall remain in effect as provided in Section 1.3.

        1.2 Purpose of the Plan. The purpose of the Plan is to secure for FIRSTCITY and its stockholders the benefits of the incentive inherent in stock ownership in FIRSTCITY by key employees, directors and other persons who are largely responsible for its future growth and continued success. The Plan promotes the success and enhances the value of FIRSTCITY by linking the personal interests of Participants to those of FIRSTCITY's stockholders, and by providing Participants with an incentive for outstanding performance.

        The Plan is further intended to provide flexibility to FIRSTCITY in its ability to motivate, attract and retain the services of Participants upon whose judgement, interest and special effort the successful conduct of its operation largely depends.

        1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to Article 13, until the day prior to the tenth (10th) anniversary of the Effective Date.

        1.4 Types Of Options. The Options granted under the Plan are intended to be either Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or options that do not meet the requirements for Incentive Options ("Nonqualified Stock Options"). FIRSTCITY makes no warranty, however, as to the qualification of any Option as an Incentive Option.

ARTICLE 2. Definitions

        Whenever used herein, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

        (a) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Performance Shares or Restricted Stock.



                                  EXHIBIT C-1

        (b) "Award Agreement" means an agreement entered into by each Participant and FIRSTCITY, setting forth the terms and provisions applicable to Awards granted to Participants hereunder.

        (c) "Beneficial owner" or "Benificial Ownership" shall have the meaning ascribed to such term in rule 13d-3 of the General Rules and Regulations under the Exchange Act.

        (d) "Board" or "Board of Directors" means the Board of Directors of FIRSTCITY.

        (e) "Cause" means: (i) willful or negligent misconduct on the part of a Participant that is detrimental to FIRSTCITY; or (ii) the indictment of a Participant for the commission of a felony. The existence of "Cause" under either (i) or (ii) shall be determined by the Committee. Notwithstanding the forgoing, if the Participant has entered into an employment agreement that is binding as of the date of employment termination, and if such employment agreement defines "Cause" and/or provides a means of determining whether "Cause" exists, such definition of "Cause" and the means of determining its existence shall apply to the Participant for purposes hereof.

        (f)    "Change in Control" shall be deemed to have occurred if:

               (i) An acquisition by any Person of Beneficial Ownership of the Shares then outstanding ("FIRSTCITY Common Stock Outstanding") or the voting securities of FIRSTCITY then outstanding entitled to vote generally in the election of directors "(FIRSTCITY Voting Securities Outstanding"); provided such acquisition of Beneficial Ownership would result in the Person's beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) twenty-five percent (25%) or more of FIRSTCITY Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of FIRSTCITY Voting Securities Outstanding; and provided further, that immediately prior to such acquisition such Person was not a direct or indirect Beneficial Owner of twenty-five percent (25%) or more of FIRSTCITY Common Stock Outstanding or twenty-five percent (25%) or more of the combined voting power of FIRSTCITY Voting Securities Outstanding, as the case may be; or

               (ii) The approval of the stockholders of FIRSTCITY of a reorganization, merger consolidation, complete liquidation or dissolution of FIRSTCITY, the sale or disposition of all or substantially all of the assets of FIRSTCITY or similar corporate transaction (in each case referred to in this Section 2(f) as a "Corporate Transaction") or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly): or




                                  EXHIBIT C-2

                (iii) A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2(f), that any individual who becomes a member of the Board subsequent to the Effective Date whose election, or nomination for election by FIRSTCITY's stockholders, was approved by at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board: but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

Notwithstanding the provisions set forth in subparagraphs (i) and (ii) of this
Section 2(f), the following shall not constitute a Change in Control for purposes hereof: (1) any acquisition of shares of common stock of FIRSTCITY by, or consummation of a Corporate Transaction with, any Subsidiary or an employee benefit plan (or related trust) sponsored or maintained by FIRSTCITY or an affiliate; or (2) any acquisition of shares of common stock of FIRSTCITY, or consummation of a Corporate Transaction, following which more that fifty percent (50%) of the shares of common stock then outstanding of the corporation resulting from such acquisition or Corporate Transaction and more than fifty percent (50%) of the combined voting power of the voting securities then outstanding of such corporation entitled to vote generally in the election of directors, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were Beneficial Owners of FIRSTCITY Common Stock Outstanding and FIRSTCITY Voting Securities Outstanding, respectively, immediately prior to such acquisition or Corporate Transaction in substantially the same proportions as their ownership, immediately prior to such acquisition or Corporate Transaction, of FIRSTCITY Common Stock Outstanding and FIRSTCITY Voting Securities Outstanding, as the case may be.

        (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

        (h) "Committee" means the committee appointed by the Board to administer the Plan with respect to grants of Awards, as specified in Article 3.

        (i) "Code" means any individual who is a member of the Board of Directors.

        (j) "Disability" shall have the meaning ascribed to such term in the FIRSTCITY long-term disability plan covering the Participant, or in the absence of such plan, a meaning consistent with Section 22(e)(3) of the Code.



                                  EXHIBIT C-3

        (k) "Employee" means any full-time, salaried employee of FIRSTCITY, or FIRSCITY's Subsidiaries.

        (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act therto.

        (m)     "Fair Market Value" shall be determined as follows:

                (i) If, on the relevant date, the Shares are traded on a national or regional securities exchange or on The Nasdaq Stock Market ("NASDAQ) and closing sale prices for the Shares are customarily quoted, on the basis of the closing sale price on the principal such securities exchange on which the Shares may then be traded or, if there is no such sale on the relevant date, then on the immediately preceding day on which a sale was reported;

                (ii) If, on the relevant date, the Shares are not listed on any securities exchange or traded on Nasdaq, but nevertheless are publicly traded and reported on Nasdaq without closing sale prices for the Shares being customarily quoted, on the basis of the mean between the closing bid and asked quotations in such other over-the-counter market as reported by Nasdaq on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted. For purposes of the foregoing, a market in which trading is sporadic and the ask quotations generally exceed the bid quotations by more than 15% shall not be deemed to be a "regular, active public market." and

                (iii) If, on the relevant date, the Shares are not publicly traded as described in (i) or (ii), on the basis of the good faith determination of the Committee.

        (n) "Final Award" means the actual award earned during a performance period by a Participant, as determined by the Committee at the end of the performance period pursuant to Article

        (o) "Incentive Payment Date' means the seventy-fifth (75th) day following the last day of the performance period during which the Final Award under Article 7 was earned, or such earlier date upon which Final Awards are paid to Participants.

        (p) "Incentive Stock Option' or "ISO' means an option to purchase Shares, granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

        (q) "Insider" shall mean a Person who is, on the relevant date, a director, officer or beneficial owner of ten percent (10%) or more of any class of FIRSTCITY's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the



                                  EXHIBIT C-4

Exchange Act.

        (r) "Named Executive Officer" means a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

        (s) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares granted under Article 6 which is not intended to meet the requirements of Code Section 422.

        (t) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

        (u) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

        (v) "Participant" means an Employee, director or other person who has been granted an Award which is outstanding.

        (w) "Performance Share" means an Award, of shares granted to a Participant, as described in Article 7.

        (x)      "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

        (y) "Plan Year" shall mean, for purposes of Article 7, FIRSTCITY's fiscal year which coincides with each calendar year during the term hereof.

        (z) "Retirement" shall have the meaning ascribed to such term in the FIRSTCITY FINANCIAL CORPORATION 401(k) Plan.

        (aa) "Restricted Stock" means an Award of restricted Shares granted in accordance with the terms of Article 8 and the other provisions hereof.

        (ab) "Shares" means the shares of common stock of FIRSTCITY, par value $0.01 per share.

        (ac) "Subsidiary" means any corporation, partnership, joint venture or other entity in which FIRSTCITY has a fifty percent (50%) or greater voting interest.

        (ad) "Window Period" means the period beginning on the third (3rd) business day following the date of public release of FIRSTCITY's quarterly sales and earnings information, and ending on the twelfth (12th) business day following such date.



                                  EXHIBIT C-5

ARTICLE 3.      Administration

         3.1 The Committee. The Plan shall be administered by the Compensation Committee of the Board, or by any other Committee appointed by the Board consisting of not less than two (2) Directors who meet the "disinterested administration" requirements of Rule 16b-3 or any successor thereto under the Exchange Act and each of whom qualifies as an outside director under Section 162(m) of the Code or any successor thereto under the Code. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

       The Committee shall be comprised solely of Directors who are eligible to administer the Plan pursuant to Rule 16b-3(c)(2) or any successor thereto under the Exchange Act. However, if for any reason the Committee does not qualify to administer the Plan, as contemplated by Rule 16b-3(c)(2) of the Exchange act, the Board of Directors may appoint a new Committee member who complies with Rule 16b-3(c)(2).

         3.2 Authority of the Committee. Subject to the provisions hereof, the Committee shall have full power to select the Employees and other Persons who are responsible for the future growth and success of FIRSTCITY, who may include, without limitation, consultants, independent contractors or other providers of services to FIRSTCITY, who shall participate herein (who may change from year to year); determine the size and types of Awards, determine the terms and conditions of Awards in a manner consistent herewith (including vesting provisions and the duration of the Awards); construe and interpret the Plan and any agreement or instrument entered into hereunder; establish, amend or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 13) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided herein, including to establish different terms and conditions relating to the effect of the termination of employment or other service to FIRSTCITY. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration hereof. As permitted by law, the Committee may delegate its authority hereunder.

         3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions hereof and all related orders and resolutions of the Board shall be final, conclusive and binding on all Persons, including FIRSTCITY, the stockholders, Employees, Participants and their estates and beneficiaries.

ARTICLE 4.      Authorized Shares

         4.1    Number of Shares.  Subject to adjustment a as provided in
Section 4.3, the total number of Shares available for grant of Awards shall be an aggregate of five hundred thousand (500,000) Shares. These Shares may, in the discretion of FIRSTCITY, be either authorized but unissued Shares or Shares held as treasury shares, including Shares purchased by FIRSTCITY.

         The following rules shall apply for purposes of the determination of the number of Shares


                                 EXHIBIT C-6
available for grant hereunder;

        (a) The grant of an Option or Restricted Stock shall reduce the Shares available for grant hereunder by the number of Shares subject to such Award.

        (b) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance, Shares,

        (c) While an Option, Restricted Stock or Performance Share is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

        (d) In the event an Award is paid in the form of Shares or derivatives of Shares, the authorized pool shall be reduced by the number of Shares or Share derivatives paid to the Participant as determined by the Committee.

        (e) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be reduced by the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2).

       4.2 Lapsed Awards. If any Award is canceled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for grant of an Award. However, in the event that prior to the Award's cancellation, termination, expiration or lapse, the holder of the Award at any time received one (1) or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant hereunder.

       4.3 Adjustment in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of FIRSTCITY, any reorganization (whether or not such reorganization comes within the definition of such term in Code
Section 368) or any partial or complete liquidation of FIRSTCITY, such adjustment shall be made in the number and class of Shares which may be delivered hereunder, and in the number and class of and/or price of Shares subject to outstanding Awards, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided, however, that the number of Shares subject to any Award shall always be a whole number and the Committee shall make such adjustments as are necessary to insure Awards of whole Shares.

ARTICLE 5.     Eligibility and Participation

       Any key Employee of FIRSTCITY, or of any Subsidiary, including any such Employee who is also adirector of FIRSTCITY, or of any Subsidiary, or any other Person, including



                                  EXHIBIT C-7
consultants, independent contractors or other service providers, whose judgement, initiative and efforts contribute or may be expected to contribute materially to the successful performance of FIRSTCITY or any Subsidiary shall be eligible to receive an Award. In determining the Employees and other Persons to whom an Award shall be granted and the number of Shares which may be granted pursuant to that Award, the Committee shall take into account the number of duties of the respective Person, their present and potential contributions to the success of FIRSTCITY or any Subsidiary, and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes hereof.

         No person who is a member of the Committee shall be eligible to be granted any Award hereunder while so serving.

ARTICLE 6.       Stock Options

         6.1 Grant of Options. Subject to the terms and provisions hereof, Options may be granted to Employees or other Persons at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant; provided, however, that in the case of any ISO, only an Employee may receive such grant and the aggregate Fair Market Value (determined at the time such Option is granted) of the Shares to which ISOs are exercisable for the first time by the Optionee during any calendar year (hereunder and under all other Incentive Stock Option Plans of FIRSTCITY and any Subsidiary) shall not exceed $100,000. The Committee may grant a Participant ISOs, NQSOs or a combination thereof, and may vary such Awards among Participants.

     The maximum number of Options that a Named Executive Officer can be granted hereunder during any twelve month period is 50,000.

         6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains and such other provisions as the Committee shall determine. The Award Agreement shall further specify whether the Award is intended to be an ISO or an NQSO. Any portion of an Option that is not designated as an ISO or otherwise fails or is not qualified to be treated as an ISO (even if designated as an ISO) shall be a NQSO.

         6.3 Option Price. The Option Price for each grant of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the ISO is granted. In no event, however, shall any Participant, who at the time he would otherwise be granted an Option owns (within the meaning of Section 424(d) of the Code) stock of FIRSTCITY possessing more than ten percent (10%) of the total combined voting power of all classes of stock of FIRSTCITY be eligible to receive an ISO at an Option Price less than one hundred ten percent (I 10%) of the Fair Market Value of a Share on the date the ISO is granted. The price at which each share covered by each NQSO shall be purchased by an Optionee shall be established by the Committee, but in no event shall such price be less than eight-five percent (85 %) of the Fair



                                  EXHIBIT C-8

Market Value (or such other percentage of Fair Market Value as may be established by Internal Revenue Service rules or regulations as the limit for granting discounted stock options without causing immediate tax consequences to the Participant) of a Share on the date the Option is granted.

         6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that any ISO granted to any Participant who at such time owns (within the meaning of Section 424(d) of the Code) stock of FIRSTCITY possessing more than ten percent (10%) of the total combined voting power of all classes of stock in FIRSTCITY, shall be exercisable not later than the fifth (5th) anniversary date of its grant.

         6.5 Exercise of Options. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. Each Option shall be exercisable for such number of Shares and at such time or times, including periodic installments, as may be determined by the Committee at the time of the grant. Except as otherwise provided in the Award Agreement and Article 12, the right to purchase Shares that are exercisable in periodic installments shall be cumulative so that when the right to purchase any Shares has accrued, such Shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

         6.6 Payment. Options shall be exercised by the delivery of a written notice of exercise to FIRSTCITY, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price upon exercise of any Option shall be payable to FIRSTCITY in full either: (a) in cash, or (b) if approved by the Committee, by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or
(c) in part, by delivering to FIRSTCITY an executed promissory note on such terms and conditions as the Committee shall determine at the time of grant, in its sole discretion, but which shall require a perfected pledge of shares of Common Stock of FIRSTCITY as security for such promissory note, which shares shall have a fair market value (as defined in Section 5 hereof) at least equal to the principal amount of such promissory note; provided, however, that the principal amount of such note shall not exceed ninety percent (90%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option, or (d) by a combination of (a) and (b) and (c). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

         As soon as practicable after receipt of a written notification of exercise and full payment,


                                 EXHIBIT C-9

FIRSTCITY shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Options(s).

        6.7 Termination of Employment Due to Death, Disability or Retirement. Unless otherwise provided by the Committee in an Award Agreement, the following rules shall apply in the event of the Participant's termination of employment due to death, Disability, or Retirement. With respect to a Participant that is a non-employee Director of FIRSTCITY or is otherwise not an Employee, the following references to employment shall be deemed to be references to service as a Director or in such other capacity as is determined by the Committee:

        (a) if, any Employee shall die while in the employ of such corporation or during either the one (1) year or three (3) month period, whichever is applicable, specified in clauses (b) and (c) below, any Option granted hereunder, unless otherwise specified by the Committee in the Option, shall be exercisable for any or all of such number of Shares that such Employee is entitled to purchase at the time of death, by the legal representative of such Employee or by such person who acquired such Option by bequest or inheritance or by reason of the death of such Employee, at any time up to and including one (1) year after the date of death;

        (b) if the employment of any Employee shall terminate by reason of such Employee's disability (as described in Section 22 (e) (3) of the Code), any Option granted hereunder shall be exercisable for any or all of such number of Shares that such Employee is entitled to purchase at the effective date of termination of employment by reason of disability, at any time up to and including on (1) year (or such, shorter period specified by the Committee in the Option) after the effective date of such termination of employment);

        (c) if the employment of any Employee shall terminate (i) by reason of the Employee's retirement (at such age or upon such conditions as shall be specified by the Committee in the Option), (ii) by the Employee for "good reason" (only if such Employee is party to a written employment agreement with FIRSTCITY or any subsidiary corporation or parent corporation which expressly provides for termination by the Employee for "good reason," and such Employee validly terminates his or her employment ("Termination For Good Reason")), or (iii) by the employer other than for cause (as defined below), such option, unless otherwise specified by the committee in the option, shall be exercisable for any or all of the such number of Shares that such Employee is entitled to exercise at the effective date of termination of employment, at any time up to and including three (3) months after the effective date of such termination of employment; and

        (d) if the employment of any Employee shall terminate by any reason other than that provided for in clauses (a), (b) or (c) above, such option, unless otherwise specified by the Committee in such Option shall, to the extent not theretofore exercised, become immediately null and void.

        None of the events described in clauses (a), (b) or (c) above shall extend the period of






                                  EXHIBIT C-10
        exercisability of the Option beyond the expiration date thereof.

        6.8 Termination of Employment for Other Reasons. If the employment of a Participant shall terminate for any reason other than the reasons set forth in Section 6.7, all Options held by the participant which are not vested as of the effective date of employment termination immediately shall be forfeited to FIRSTCITY (and shall once again become available for grant hereunder). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

        In the event an Employee's employment is terminated by FIRSTCITY for cause, or an Employee voluntarily terminates his employment (other than upon retirement), the rights under any then vested outstanding Options shall terminate immediately upon such termination of employment. If the Employee's employment is terminated by FIRSTCITY without Cause, any options vested as of the date of termination shall remain exercisable at any time prior to their expiration date or for three (3) months after his date of termination of employment, whichever period is shorter.

        6.9    Limited Transferability.  A Participant may transfer an
Option to members of his or her Immediate Family to one or more trusts for the benefit of such Immediate Family members, or to one or more partnerships where such Immediate Family members are the only partners, if (i) the Award Agreement evidencing such Option expressly provides that the Option may be transferred and (ii) the Participant does not receive any consideration in any form whatsoever for said transfer. Any Options so transferred shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable to said Option immediately prior the transfer thereof. Any reference in any such Award Agreement to the employment by or performance of services for FIRSTCITY by the Participant shall continue to refer to the employment of or performance by the transferring Participant. For purposes hereof, "Immediate Family" shall mean the Participant and the Participant's spouse, and their respective ancestors and descendants. Any Option that is granted pursuant to any Award Agreement that did not initially expressly allow the transfer of said Option and that has not been amended to expressly permit such transfer, shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution and such Option thus shall be exercisable during the Participant's lifetime only by the Participant.

ARTICLE 7.     Performance Shares

        7.1 Grant of Performance Shares. Subject to the terms hereof, Performance Shares may be granted to eligible Participants at any time and from time to time for no consideration, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Shares granted to each Participant; provided, however, that unless and until FIRSTCITY's stockholders vote to change the maximum number of Performance Shares that may be earned by any one Named Executive Officer (subject to the terms of Article 13,) none of the Named Executive Officers may earn more than fifty thousand (50,000) Performance



                                  EXHIBIT C-11

Shares with respect to any performance period.

        7.2 Value of Performance Shares. Each Performance Share shall have a value equal to the Fair Market Value of a Share on the date the Performance Share is earned. The Committee shall set performance goals in its discretion which: depending on the extent to which they are met, will determine the number of Performance Shares that will be earned by the eligible Participants. The time period during which the performance goals must be met shall be called a "performance period." Performance periods shall, in all cases, equal or exceed two (2) years in length. The performance goals shall be established at the beginning of the performance period (or within such time period as is permitted by Code Section 162(m)).

        Unless and until FIRSTCITY's stockholders vote to change the general performance measures (subject to the terms of Article 13), the attainment of which shall determine the number of Performance Shares earned hereunder, the Committee will use one or more of the following performance measures for purposes of grants to Named Executive Officers: Total shareholder return, return on equity, earnings per share and ratio of operating overhead to operating revenue. Each Plan Year, the Committee, in its sole discretion, may select among the performance measures specified in this Section 7.2 and set the relative weights to be given to such performance measures. However, in the case of Participants who are not Named Executive Officers, the Committee may approve performance measures that are not specified in this Section 7.2 without obtaining stockholder approval of such measures.

        In the event that applicable tax and/or securities laws (including, but not limited to, Code Section 162(m) and Section 16 of the Exchange Act) change to permit Committee Discretion to alter the governing performance measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.

        7.3 Earning of Performance Shares. After the applicable performance period has ended, the Committee shall certify the extent to which the established performance goals have been achieved. Subsequently, each holder of Performance Shares shall be entitled to receive payout on the number of Performance Shares earned by the Participant over the performance period, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Committee may, in its sole discretion, decrease the amount of a Final Award otherwise payable to a Participant under this Article 7. The Committee shall have no discretion, however, to increase the amount of a Final Award otherwise payable to a Named Executive Officer under this Article 7.

        7.4 Form and Timing of Payment of Performance Shares. Payment of earned Performance Shares shall be made, in a single lump sum, promptly but in no event later than the Incentive Payment Date. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash or in Shares (or in a combination thereof) which have, as of the close of the applicable performance period, an aggregate Fair Market Value equal to the value of the earned Performance Shares.



                                  EXHIBIT C-12

        7.5 Termination of Employment Due to Death, Disability or Retirement or at the Request of FIRSTCITY without Cause. In the event the employment of an eligible employee is terminated by reason of death, Disability or Retirement or by FIRSTCITY without Cause during a performance period, the Participant shall receive a prorated payout with respect to the Performance shares. With respect to a Participant that is a non-employee Director of FIRSTCITY or is otherwise not an Employee, the foregoing reference to employment shall be deemed to be a reference to service as a Director or in such other capacity as is determined by the Committee. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Shares during the performance period, and shall further be adjusted based on the achievement of the established performance goals at the time of his termination.

        Payment of earned Performance Shares shall be made at the same time payments are made to Participants who did not terminate employment during the applicable performance period.

        7.6 Termination of Employment for Other Reasons. In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 7.5, all Performance Shares shall be forfeited by the Participant to FIRSTCITY.

        7.7 Nontransferability. Unless the Committee provides otherwise in the Award Agreement, Performance Shares which are not yet earned may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, an eligible Participant's Performance Share rights hereunder shall be exercisable during the Participants' lifetime only by the Participant or the Participant's legal representative.

ARTICLE 8.       Restricted Stock

        8.1 Grants. The Committee may from time to time in its discretion grant Restricted Stock to Employees and may determine the number of Shares of Restricted Stock to be granted and the terms and conditions of, and the amount of payment, if any, to be made by the Employee for, such Restricted Stock. A grant of Restricted Stock may require the Employee to pay for such Shares of Restricted Stock, but the Committee may establish a price below Fair Market Value at which the Employee can purchase the Shares of Restricted Stock. Each grant of Restricted Stock will be evidenced by an Award Agreement containing terms and conditions not inconsistent herewith as the Committee shall determine to be appropriate in its sole discretion. Such Restricted Stock shall be granted subject to the restrictions prescribed pursuant hereto and the Award Agreement.

        8.2 Restricted Period; Lapse of Restrictions. At the time a grant of Restricted Stock is made, the Committee shall establish a period or periods of time (the "Restricted Period') applicable to such grant which, unless the Committee otherwise provides, shall not be less than one (1) year. Subject to the other provisions of this Article 8, at the end of the Restricted Period all restrictions shall lapse and the Restricted Stock shall vest in the Participant. At the time a



                                  EXHIBIT C-13
grant is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse or termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any. portion of the Restricted Stock. Such conditions may, but need not, include without limitation, (a) the death, Disability or Retirement of the Employee to whom Restricted Stock is granted, (b) the occurrence of a Change in Control or (c) the attainment of certain performance goals. The Committee may also, in its discretion, shorten or terminate the Restricted Period, or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Stock at any time after the date the grant is made.

         8.3 Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Employee shall be registered in the Employee's account. Following such registration, the Employee shall have rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Committee shall determine, and except further that, the following restrictions shall apply:

         (a) The Employee shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Committee;

         (b) None of the Shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any and all other conditions prescribed by the Committee; and

         (c) All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Employee to such Restricted Stock shall terminate without further obligation on the part of FIRSTCITY unless the Employee has remained a full-time employee of FIRSTCITY or any of its Subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Committee applicable to such Restricted Stock. Upon forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to FIRSTCITY without further action by the Employee, and shall, in accordance with Section 4.2, again be available for grant hereunder.

         With respect to any Shares received as a result of adjustments under
Section 4.3 and any Shares received with respect to cash dividends declared on Restricted Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8.

         8.4 Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions



                                  EXHIBIT C-14
prescribed by the Committee, the restrictions applicable to such Restricted Stock (including without limitation, the restrictions specified in Section 8.5) shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, to the holder of the restricted stock. FIRSTCITY shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional share to the holder thereof. Prior to or concurrently with the delivry of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Article 14.

       8.5 Nonassignability of Restricted Stock. Unless the Committee provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to any Restricted Stock, or in any instrument evidencing any grant hereunder, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or by the laws of descent and distribution.

ARTICLE 9.  Beneficiary Designation

       Each Participant hereunder may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit hereunder is to be paid in case of his or her death before he or she receives any or all of such benefit. Each designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by FIRSTCITY and shall be effective only when filed by the Participant, in writing, with FIRSTCITY during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

       The spouse of a married Participant domiciled in a community property jurisdiction shall join in any designation of beneficiary or beneficiaries other than the spouse.

ARTICLE 10.  Deferrals

       The Committee may permit a Participant, to defer to another plan or program such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option, the satisfaction of any requirements or goals with respect to Performance Shares or the vesting of Restricted Stock. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 11.  Rights of Employees

         11.1 Employment. Nothing herein shall interfere with or limit in any way the right of FIRSTCITY or a subsidiary to terminate any Participant's employment or engagement by FIRSTCITY at any time, nor confer upon any Participant any right to continue in the employ or service of FIRSTCITY or a Subsidiary. For purpose hereof, transfer of employment of a



                                  EXHIBIT C-15

Participant between FIRSTCITY and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of employment.

11.2 Participation. No Employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

ARTICLE 12: Change in Control

         Upon the occurrence of a Change in Control, except as provided in the Award Agreement or unless otherwise specifically prohibited by the terms of
Article 17:

         (a) Any and all Options granted hereunder shall become fully vested and immediately exercisable;

         (b) The target payout opportunity attainable under all outstanding Performance Shares shall be deemed to have been fully earned for the entire performance period(s) as of the effective date of the Change in Control, and all earned Performance Shares shall be paid out in accordance with Section 7.4 to Participants within thirty
         (30) days following the effective date of the Change in Control; provided, however, that there shall not be an accelerated payout with respect to Performance Shares which were granted less than six (6) months prior to the effective date of the Change in Control;

         (c) All restrictions on a grant of Restricted Stock shall lapse and such Restricted Stock shall be delivered to the Participant in accordance with Section 8.4; provided, however, that there shall not be an accelerated delivery with respect to Restricted Stock which was granted less than six (6) months prior to the effective date of the Change in Control; and

         (d) Subject to Article 13, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change of Control.

ARTICLE 13.      Amendment, Modification and Termination

         13.1 Amendment, Modification and Termination. The Board may, at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part; provided, that. Unless approved by the holders of a majority of the total number of Shares of FIRSTCITY represented and voted at a meeting at which a quorum is present, no amendment shall be made hereto if such amendment would (a) materially modify the eligibility requirements provided in
Article 5; (b) increase the total number of shares (except as provided in Section 4.3) which may be granted hereunder, as provided in Section 4.1; (c) extend the term hereof; or (d) amend the Plan in any manner which the Board, in its discretion, determines should become effective only if approved by the stockholders even though such stockholder approval is not expressly required hereby or by law. No amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Exchange Act, including any successor to such



                                  EXHIBIT C-16

Rule, shall be effective unless such amendment shall be approved by the requisite vote of stockholders.

         13.2 Awards Previously Granted. No termination, amendment or modification hereof shall adversly affect in any material way any Award previously granted hereunder, without the written consent of the Participant holding such Award. The Committee with the written consent of the Participant holding such Award, shall have the authority to cancel Awards outstanding and grant replacement Awards therefor.

         13.3 Compliance With Code Section 162(m). At all times when the Committee determines that compliance with Code Section 162(m) is desired, all Awards shall comply with requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards, the Committee may, subject to this Article 13, make any adjustments it deems appropriate.

ARTICLE 14.  Withholding

         FIRSTCITY may require an Employee exercising a Nonqualified Stock Option granted hereunder, or disposing of Shares acquired pursuant to the exercise of an Incentive stock Option in a disqualifying disposition (within the meaning of Section 421 (b) of the Code), to reimburse the corporation which employs such Employee for any taxes required by any governmental regulatory authority to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the corporation which employs such Employee shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the Employee upon such terms and conditions as the Committee shall prescribe. The corporation that employs such Employee may, in its discretion, hold the stock certificate to which such Employee is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.
In addition, at any time that FIRSTCITY becomes subject to a withholding obligation under applicable law with respect to the exercise of a Nonqualified Stock Option (the "Tax Date"), except as set forth below, a holder of a Nonqualified Stock Option may elect to satisfy, in whole or in part, the holder's related personal tax liabilities (an "Election") by (a) directing FIRSTCITY to withhold from Shares issuable in the related exercises either a specified value (in either case not in excess of the related personal tax liabilities). (b) tendering Shares previously issued pursuant to the exercise of an Option or other shares of FIRSTCITY's Common Stock owned by the holder or
(c) combining any or all of the foregoing Elections in any fashion. An Election shall be irrevocable. The withheld Shares and other shares of Common Stock tendered in payment shall be valued at their fair market value (as determined under section 5) on the Tax Date. The Committee may disapprove of any Election, suspend or terminate the right to make Elections or provide that the right to make Elections shall not apply to particular Shares or exercises. The Committee may impose any additional conditions or restrictions on the right to make an Election as it shall deem appropriate. In addition, FIRSTCITY shall be authorized, without the prior written consent of the Employee, to effect any such withholding upon exercise of a Nonqualified Stock Option by retention of Shares issuable upon such exercise



                                  EXHIBIT C-17
having a Fair Market Value equal to the amount to be withheld; provided, however, that FIRSTCITY shall not be authorized to effect such withholding without the prior written consent of the Employee if such withholding would subject such Employee to liability under Section 16(b) of the Exchange Act.
The Committee may prescribe such rules as it determines with respect to employees reporting requirements of Section (a) of the Exchange Act to effect such tax withholding in compliance with the Rules established by the Securities and Exchange Commission (the "Commission') under Section 16 of the Exchange Act and the positions of the staff of the Commission thereunder expressed in no-action letters exempting such tax withholding from liability under Section 16(b) of the Exchange Act.

ARTICLE 15.  Indemnification

         Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by FIRSTCITY against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act hereunder and against and from any and all amounts paid by him or her in settlement thereof, with FIRSTCITY's approval, or paid by him in satisfaction of any judgement in any such action, suit or proceeding against him, provided he shall give FIRSTCITY an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification to which such persons may be entitled under FIRSTCITY's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that FIRSTCITY may have to indemnify them or hold them harmless.

ARTICLE 16.  Successors

         All obligations of FIRSTCITY hereunder, with respect to Awards, shall be binding on any successor to FIRSTCITY, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of FIRSTCITY.

ARTICLE 17.  Legal Construction

         17.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         17.2 Severability. In the event any provision hereof shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts hereof, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        17.3 Requirements of Law. The granting of Awards and the issuance of Shares under the





                                  EXHIBIT C-18

Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         17.4 Regulatory Approvals and Listing. FIRSTCITY shall not be required to issue any certificate or certificates for Shares hereunder prior to
(i) obtaining any approval from any governmental agency which FIRSTCITY shall, in its discretion, determine to be necessary or advisable, (ii) the admission of such Shares to listing on any national securities exchange or Nasdaq on which FIRSTCITY's Shares may be listed or quoted and (iii) the completion of any registration or other qualification of such Shares under any state or federal law or ruling or regulations of any governmental body which FIRSTCITY shall, in its sole discretion, determine to be necessary or advisable.

         Notwithstanding any other provision set forth herein, if required by the then-current Section 16 of the Exchange Act, any "derivative security" or "equity security" offered pursuant hereto to any insider may not be sold or transferred for at least six (6) months after the date of grant of such Award. The terms "equity security" and "derivative security" shall have the meanings ascribed to them in the then-current Rule 16(a) under the Exchange Act.

         17.5 Securities Law Compliance. With respect to Insiders, transactions hereunder are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions hereof or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

       17.6 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.



                                   EXHIBIT C-19

                                   APPENDIX A

--------------------------------------------------------------------------------

                        FIRSTCITY FINANCIAL CORPORATION
                                                                       COMMON

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
             1996 ANNUAL MEETING OF STOCKHOLDERS ON APRIL 24, 1996

       The undersigned hereby appoints James R. Hawkins, C. Ivan Wilson, James T. Sartain, Rick R. Hagelstein and Matt A. Landry, Jr., and any one of them, and any substitute or substitutes, to be the attorneys and proxies of the undersigned at the 1996 Annual Meeting of Stockholders of FirstCity Financial Corporation (the "Company") to be held at the First City Main Building, 1021 Main, Houston, Texas 77002, at 2:00 p.m. local time on Wednesday, April 24, 1996, or at any adjournment(s) of said meeting, and to vote at such meeting the shares of common stock the undersigned held of record on the books of the Company on the record date for such meeting:

   Item 1.  / / For the election as a director of each nominee listed below
                (except as marked to the contrary below).

           / / Withhold authority to vote for all nominees listed below.

           NOMINEES: James R. Hawkins, C. Ivan Wilson, James T. Sartain, Rick
           R. Hagelstein, Matt A. Landry, Jr., Richard E. Bean, Bart A. Brown, Jr., Donald J. Douglass, David W. MacLennan and David Palmer.

           INSTRUCTION: To withhold authority to vote for individual nominees, write their name(s) in the space below.

   --------------------------------------------------------------------------

   Item 2.  Proposal to approve the Company's 1995 Stock Option and Award
            Plan.

                   / / FOR          / / AGAINST          / / ABSTAIN

   Item 3.  Proposal to approve the Company's 1995 Employee Stock Purchase
            Plan.

                   / / FOR          / / AGAINST          / / ABSTAIN

   Item 4.  Proposal to approve the Company's 1996 Stock Option and Award
            Plan.

                   / / FOR          / / AGAINST          / / ABSTAIN

   Item 5. Proposal to ratify the appointment of KPMG Peat Marwick LLP as the independent certified public accountants for the Company and its subsidiaries for fiscal year 1996.

                   / / FOR          / / AGAINST          / / ABSTAIN

   Item 6. In their discretion, upon such other matters that may properly come before the meeting or any adjournment(s) thereof.

           (THIS PROXY MUST BE DATED AND SIGNED ON THE REVERSE SIDE.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AS DIRECTORS, FOR EACH OF THE PROPOSALS TO APPROVE THE COMPANY'S 1995 STOCK OPTION AND AWARD PLAN, THE COMPANY'S 1995 EMPLOYEE STOCK PURCHASE PLAN AND THE COMPANY'S 1996 STOCK OPTION AND AWARD PLAN, FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY AND ITS SUBSIDIARIES FOR FISCAL YEAR 1996 AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS DESIGNATED ABOVE WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BEFORE THE MEETING.

       Please sign exactly as your name appears on this Proxy Card. When signing as attorney, executor, administrator, trustee, guardian or corporate or partnership official, please give full title as such and the full name of the entity on behalf of whom you are signing. If a partnership, please sign in partnership name by authorized person.

                                             DATED:                 , 1996

                                                -----------------------------
                                                  Signature of Stockholder

                                                -----------------------------
                                                  Signature if held jointly

    PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------